As filed with the Securities and Exchange Commission on April 6, 2010.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.

PRINCIPAL FUNDS, INC.
f/k/a Principal Investors Fund, Inc.
(Exact name of Registrant as specified in charter)

680 8th Street, Des Moines, Iowa 50392-2080
(Address of Registrant's Principal Executive Offices)

515-248-3842
(Registrant's Telephone Number, Including Area Code)

Michael D. Roughton
Counsel, Principal Funds, Inc.
711 High Street
\Des Moines, Iowa 50392-2080
(Name and Address of Agent for Service)

Copies of all communications to:
John W. Blouch
Dykema Gossett PLLC
1300 I Street, N.W.
Washington, D.C. 20005-3353
202-906-8714; 202-906-8669 (Fax)

Approximate date of proposed public offering: As soon as practicable after this Registration
Statement becomes effective.

Title of Securities Being Registered: Class A, Class B, Class C, and Institutional Class Shares
common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on
Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on May 6, 2010, pursuant to Rule 488.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

_________, 2010
Dear Shareholder:
A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on
July 15, 2010 at 10 a.m., Central Time.
At the meeting, shareholders of the Short-Term Bond Fund (the “Acquired Fund”) will be asked to consider and approve a Plan of
Acquisition (the “Plan”) providing for the reorganization of the Short-Term Bond Fund into the Short-Term Income Fund (the “Acquiring
Fund”). Each of these Funds is a separate series or fund of PFI.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the
Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A,
Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring
Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on July 23, 2010. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.
The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and
Acquiring Funds. The Funds have the similar investment objectives in that the Acquired Fund seeks to provide current income while the
Acquiring Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. The Funds also have substantially similar principal policies and risks in that both invest primarily in short-term fixed-income securities. Although the Acquiring Fund has higher advisory fee rates and, absent contractual expense limitations, higher expense ratios than the Acquired fund, the Acquiring Fund has outperformed the Acquired Fund over the three-year and five-year periods ended December 31,
2009. Moreover, the Acquiring Fund has larger assets than the Acquired Fund, and the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of the
Acquired Fund you owned as of April 26, 2010, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.
The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the
Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by July 14, 2010. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the
Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the Short-Term Bond Fund:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Short-Term Bond Fund, a separate series of
Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on July 15, 2010 at 10 a.m., Central Time. A
Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice.
The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:
Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the Short-Term Bond Fund (the “Fund”) into the
Short-Term Income Fund.
The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Fund.
Each shareholder of record at the close of business on April 26, 2010 is entitled to receive notice of and to vote at the Meeting.
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Nora M. Everett
President and Chief Executive Officer
______________, 2010
Des Moines, Iowa

2

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

—————————

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 15, 2010

RELATING TO THE REORGANIZATION OF:
THE SHORT-TERM BOND FUND INTO
THE SHORT-TERM INCOME FUND

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”)
of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines,
Iowa 50392-2080, on July 15, 2010, at 10 a.m., Central Time (the “Meeting”).

At the Meeting, shareholders of the Short-Term Bond Fund (the “Acquired Fund”) will be asked to consider and approve a proposed
Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Short-Term Income Fund (the “Acquiring
Fund”).

Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the Shareholders of the Acquired Fund; and (iii) the
Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A,
Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of the Acquiring
Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur immediately after the close of regularly scheduled trading on the NYSE on July 23, 2010 (the “Effective Time”). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the
Form of Plan of Acquisition which is attached hereto as Appendix A.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended October 31, 2009. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

A Statement of Additional Information dated ___________, 2010 (the “Statement of Additional Information”) relating to this Proxy
Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy
Statement/Prospectus. PFI’s Prospectus, dated March 1, 2010 and as supplemented, (File No. 33-59474) and the Statement of Additional
Information for PFI, dated March 1, 2010 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the
Short-Term Bond Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852.
You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the
“1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the
SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy
Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is __________, 2010.

2

INTRODUCTION

This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 67 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management
Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-
owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-
2080.

Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds,
PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
Short-Term Bond Fund	Principal Global Investors, LLC (“PGI”)

Acquiring Fund	Sub-Advisor
Short-Term Income Fund	Edge Asset Management, Inc. (“Edge”)

PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an affiliate of PFG.

Edge is located at 601 Union Street, Suite 2200, Seattle, WA 98101-1377. Both PGI and Edge are affiliates of PFG.

THE REORGANIZATION

At its meeting held on March 8, 2010, the Board, including all the Directors who are not “interested persons” (as defined in the 1940
Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired
Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring
Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the
Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization – Board
Consideration of the Reorganization.”

The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring
Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii)
the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be July 23, 2010. Holders of Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional
Class shares of the Acquired Fund will receive, respectively, Class A, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5
and Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this
Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and
Acquiring Funds. The Funds have the similar investment objectives in that the Acquired Fund seeks to provide current income while the
Acquiring Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. The Funds also have substantially similar principal policies and risks in that both invest primarily in short-term fixed-income securities. Although the Acquiring Fund has higher advisory fee rates and, absent contractual expense limitations, higher expense ratios than the Acquired fund, the Acquiring Fund has outperformed the Acquired Fund over the three-year and five-year periods ended December 31,
2009. Moreover, the Acquiring Fund has larger assets than the Acquired Fund, and the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the
Reorganization – Federal Income Tax Consequences.”

The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

PMC will cover all out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $54,327. The Acquired Fund, which is expected to achieve the greatest benefit from the
Reorganization, will pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be

3

compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. It is expected that 28% of the portfolio securities of the Acquired Fund will be disposed of. The estimated loss, including trading costs, is expected to be approximately $16,395,000 on a U.S. GAAP basis. The estimated per share capital loss is approximately $1.14.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING
FOR THE REORGANIZATION OF THE
SHORT-TERM BOND FUND
INTO THE SHORT-TERM INCOME FUND

Shareholders of the Short-Term Bond Fund (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired Fund into the Short-Term Index Fund (the “Acquiring Fund.)

Comparison of Acquired and Acquiring Funds

The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the
Funds have similar investment objectives in that the Acquired Fund seeks to provide current income while the Acquiring Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. The Funds also have substantially similar principal policies and risks in that both invest primarily in short-term fixed-income securities within the same credit quality range and both may invest in foreign fixed-income securities. The Funds differ principally in that the Acquired Fund generally holds securities with an average maturity of four years or less and dollar–weighted effective maturity of not more than three years while the
Acquiring Fund generally holds securities with an average maturity of five years or less and a dollar-weighted average duration of not more than three years. In addition, the Acquired Fund may invest in high yield securities.

Short-Term Bond Fund		Short-Term Income Fund
(Acquired Fund)		(Acquiring Fund)

Approximate Net Assets as of October 31, 2009:
$125,663,000		$469,155,000

Investment Advisor:	PMC

Sub-Advisors and Portfolio Managers:

PGI		Edge
Craig Dawson (since 2005). Mr. Dawson has been with PGI since		Scott J. Peterson (since 2010). Mr. Peterson has been with Edge
1998. He earned a Bachelor’s degree in Finance and an MBA		since 2002. He earned a Bachelor’s degree in Mathematics from
from the University of Iowa. Mr. Dawson has earned the right to		Brigham Young University and an MBA from New York
use the Chartered Financial Analyst designation.		University’s Stern School of Business. Mr. Peterson has earned

Timothy R. Warrick (since 2009). Mr. Warrick has been with PGI		the right to use the Chartered Financial Analyst designation.
since 1990. He earned a Bachelor’s degree in Accounting and
Economics from Simpson College and an MBA in Finance from
Drake University. Mr. Warrick has earned the right to use the
Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

Investment Objective:

The Acquired Fund seeks to provide current income.		The Acquiring Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.
Principal Investment Strategies:
The Fund invests primarily in short-term fixed-income securities.		The Fund invests in high quality short-term bonds and other fixed-
Under normal circumstances, the Fund maintains an effective		income securities that, at the time of purchase, are rated BBB- or
maturity of four years or less and a dollar-weighted effective		higher by Standard & Poor’s Rating Service or Baa3 or higher by
maturity of not more than three years. In determining the average		Moody’s Investors Service, Inc. or, if unrated, in the opinion of
effective maturity of the Fund’s assets, the maturity date of a		Edge of comparable quality. Under normal circumstances, the
callable security or probable securities may be adjusted to reflect		Fund maintains an effective maturity of five years or less and a
the judgment of PGI regarding the likelihood of the security being		dollar-weighted average duration of three years or less. The
called or prepaid. The Fund considers the term “bond” to mean		Fund’s investments may also include corporate securities, U.S.
any debt security. Under normal circumstances, it invests at least		and foreign government securities, repurchase agreements,
80% of its net assets (plus any borrowings for investment		mortgage-backed and asset-backed securities, and real estate
purposes) in the following types of securities rated, at the time of		investment trust securities.
purchase, BBB- or higher by Standard & Poor's Rating Service
("S&P") or Baa3 or higher by Moody's Investors Service, Inc.		The Fund may invest in foreign fixed-income securities, primarily
("Moody's"):		bonds of foreign governments or their political subdivisions,

4

· securities issued or guaranteed by the U.S. government or its	foreign companies and supranational organizations, including non-
agencies or instrumentalities;	U.S. dollar-denominated securities and U.S. dollar-denominated
· debt securities of U.S. issuers; and	fixed-income securities issued by foreign issuers and foreign
· mortgage-backed securities representing an interest in a pool	branches of U.S. banks. The Fund may invest in preferred
of mortgage loans.	securities. The Fund may enter into dollar roll transactions, which may involve leverage. The Fund may utilize derivative strategies,
The Fund may invest in below-investment-grade fixed-income	which are financial contracts whose value depends upon, or is
securities (commonly known as “junk bonds” or “high yield	derived from, the value of an underlying asset, reference rate, or
securities”) (rated at the time of purchase BB+ or lower by S&P or	index, and may relate to stocks, bonds, interest rates, currencies or
Ba1 or lower by Moody’s).	currency exchange rates, and related indexes. Derivative strategies
The Fund may invest in Eurodollar and Yankee Obligations and	may include certain options transactions, financial futures
foreign securities. The Fund may invest in asset-backed securities.	contracts, swaps, currency forwards, and related options for
The Fund may enter into dollar roll transactions, which may	purposes such as earning income and enhancing returns, managing
involve leverage. The Fund may utilize derivative strategies,	or adjusting the risk profile of the Fund, replacing more traditional
which are financial contracts whose value depends upon, or is	direct investments, or obtaining exposure to certain markets. This
derived from, the value of an underlying asset, reference rate, or	Fund may be used as part of a fund of funds strategy.
index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Derivative strategies may include certain options transactions, financial futures
contracts, swaps, currency forwards, and related options for purposes such as earning income and enhancing returns, managing or adjusting the risk profile of the Fund, replacing more traditional direct investments, or obtaining exposure to certain markets.
During the fiscal year ended October 31, 2009, the average ratings of the Fund's fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody's):
54.64% in securities rated Aaa
6.13% in securities rated Aa
12.64% in securities rated A
20.94% in securities rated Baa
2.47% in securities rated Ba
1.04% in securities rated B
1.71% in securities rated Caa
0.28% in securities rated Ca
0.00% in securities rated C
0.02% in securities rated D
0.13% in securities not rated

Hedging and Other Strategies:
Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.
Temporary Defensive Investing:
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to
100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Fundamental Investment Restrictions:
The Funds are subject to identical fundamental investment restrictions. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.
The investment objective of each Fund may be changed by the Board of Directors of PFI without shareholder approval.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class R-1, Class R-2, Class R-3, Class R-4, class R-5 ("Retirement Class shares"), Class A, Class C, Class J, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class A, Class C, Class J, and
Institutional Class shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

The following table shows the fees and expenses you may pay when you buy and redeem Class A, C and J shares of the Funds. These fees and expenses are more fully described under "Additional Information About the Funds –Costs of Investing in the Funds." The
Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.

	Class A	Class C	Class J
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	2.25%	None	None

Maximum Deferred Sales Charge (Load)	1.00%	1.00%	1.00%(1)
(as a percentage of dollars subject to charge)
(1) A CDSC may apply on certain redemptions made within 18 months.

Fees and Expenses as a % of average daily net assets

The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended October 31,
2009; (b) the ratios of expenses to average net assets of Class A, Class C and the Institutional Class shares, and the estimated pro forma expense ratios of the Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares (assuming they had been outstanding during the period) of the Acquiring Fund for the fiscal year ended October 31, 2009; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2009 assuming that the Reorganization had taken place at the commencement of the fiscal year ending
October 31, 2009.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
				Total
				Operating		Total
	Management	12b-1	Other	Expense	Expense	Operating
	Fees	Fees	Expenses	Ratio	Reimbursement	Expenses
(a) Short-Term Bond Fund (Acquired Fund)
Class A	0.40%	0.15%	0.27%	0.82%	N/A	0.82%
Class C	0.40%	1.00%	0.97%	2.37%	0.67%	1.70%
Class J	0.40%	0.45%	0.27%	1.12%	N/A	1.12%
Class R-1	0.40%	0.35%	0.55%	1.30%	N/A	1.30%
Class R-2	0.40%	0.30%	0.47%	1.17%	N/A	1.17%
Class R-3	0.40%	0.25%	0.34%	0.99%	N/A	0.99%
Class R-4	0.40%	0.10%	0.30%	0.80%	N/A	0.80%
Class R-5	0.40%	N/A	0.28%	0.68%	N/A	0.68%
Institutional	0.40%	N/A	0.26%	0.66%	N/A	0.66%
(b) Short-Term Income Fund ( Acquiring Fund)
Class A	0.48%	0.15%	0.20%	0.83%	0.00%	0.83%
Class C	0.48%	1.00%	0.19%	1.67%	0.00%	1.67%
Class J	0.48%	0.45%	0.26%	1.19%	0.12%	1.07%
Class R-1	0.48%	0.35%	0.54%	1.37%	0.07%	1.30%
Class R-2	0.48%	0.30%	0.46%	1.24%	0.06%	1.18%
Class R-3	0.48%	0.25%	0.33%	1.06%	0.07%	0.99%
Class R-4	0.48%	0.10%	0.29%	0.87%	0.08%	0.79%
Class R-5	0.48%	N/A	0.27%	0.75%	0.07%	0.68%
Institutional	0.48%	N/A	0.05%	0.53%	N/A	0.53%
(c) Short-Term Income Fund (Acquiring Fund) (Pro forma assuming Reorganization)
Class A	0.48%	0.15%	0.21%	0.84%	0.00%	0.84%
Class C	0.48%	1.00%	0.27%	1.75%	0.08%	1.67%
Class J	0.48%	0.45%	0.26%	1.19%	0.12%	1.07%
Class R-1	0.48%	0.35%	0.54%	1.37%	0.07%	1.30%
Class R-2	0.48%	0.30%	0.46%	1.24%	0.06%	1.18%
Class R-3	0.48%	0.25%	0.33%	1.06%	0.07%	0.99%
Class R-4	0.48%	0.10%	0.29%	0.87%	0.08%	0.79%
Class R-5	0.48%	N/A	0.27%	0.75%	0.07%	0.68%
Institutional	0.48%	N/A	0.07%	0.55%	N/A	0.55%

PMC has contractually agreed to limit the Acquired Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Acquired Fund, excluding interest expense, through the period ending February 28, 2011. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for
Class C shares.

PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense, through the period ending February 28, 2011. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed
0.95% for Class A and 1.67% for Class C shares.

The Distributor has voluntarily agreed to limit the Acquired and the Acquiring Fund’s 12b-1 Fees normally payable by the Acquired and the Acquiring Fund. The expense limit will maintain the level of 12b-1 Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

PMC has voluntarily agreed to limit the Acquired Fund’s expenses attributable to Institutional Class shares and, if necessary, pay expenses normally payable by the Acquired Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.45%. The expense limit may be terminated at any time.

PMC has voluntarily agreed to limit the Acquiring Fund’s expenses attributable to Institutional Class shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.54%. The expense limit may be terminated at any time.

PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class J, Class R-1, Class R-2, Class R-3, Class R-4,
and Class R-5 shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense, through the period ending February 29, 2012. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.07% for Class J, 1.30% for Class R-1, 1.18% for Class R-2, 0.99% for Class R-3, 0.79% for Class R-4,
and 0.68% for Class R-5.

The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expenses table. PMC will pay the costs associated with the Reorganization which are estimated to be $54,327.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring
Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a
5% return each year. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
Short-Term Bond Fund (Acquired Fund)	Class A	$307	$481	$ 670	$1,216
	Class C	273	664	1,194	2,646
	Class J	214	356	617	1,363
	Class R-1	132	412	713	1,568
	Class R-2	119	372	644	1,421
	Class R-3	101	315	547	1,213
	Class R-4	82	255	444	990
	Class R-5	69	218	379	847
	Institutional	67	211	368	822

Short-Term Income Fund (Acquiring Fund)	Class A	$308	$484	$675	$1,227
	Class C	270	526	907	1,976
	Class J	209	364	641	1,431
	Class R-1	132	426	742	1,639
	Class R-2	120	386	674	1,494
	Class R-3	101	329	577	1,287
	Class R-4	81	268	473	1,064
	Class R-5	69	231	409	923
	Institutional	54	170	296	665

Short-Term Income Fund (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$309	$487	$680	$1,239
	Class C	270	542	940	2,055
	Class J	209	364	641	1,431
	Class R-1	132	426	742	1,639
	Class R-2	120	386	674	1,494
	Class R-3	101	329	577	1,287
	Class R-4	81	268	473	1,064
	Class R-5	69	231	409	923
	Institutional	56	176	307	689

If you do not sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
Short-Term Bond Fund (Acquired Fund)	Class A	$307	$481	$ 670	$1,216
	Class C	173	664	1,194	2,646
	Class J	114	356	617	1,363

Short-Term Income Fund (Acquiring Fund)	Class A	$308	$484	$675	$1,227
	Class C	170	526	907	1,976
	Class J	109	364	641	1,431

Short-Term Income Fund (Acquiring Fund)
(Pro forma assuming Reorganization)	Class A	$309	$487	$680	$1,239
	Class C	170	542	940	2,055
	Class J	109	364	641	1,431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account.
These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 33.9% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 40.8%.

Investment Management Fees/Sub-Advisory Arrangements

Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

Short-Term Bond Fund		Short-Term Income Fund
(Acquired Fund)		(Acquiring Fund)
First $500 million	0.40%
Next $500 million	0.38%	First $200 million	0.50%
Next $500 million	0.36%	Next $300 million	0.45%
Over $1.5 billion	0.35%	Over $500 million	0.40%

A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2009.

	Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks.

Risks Applicable to both Funds:

Derivatives Risk. Transactions in derivatives (such as options, futures, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses. Certain Fund transactions, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-
income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities (including real estate investment trusts ("REITs")) are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. A REIT could fail to qualify for tax-free passthrough of income under the Internal Revenue Code, and Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the Fund invests.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-
income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or –chartered enterprises such as the Federal
Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Risks Applicable to the Acquired Fund:

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Risk Applicable to the Acquiring Fund:

Underlying Fund Risk. An underlying fund to a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides an indication of the risks of investing in the Funds. The bar chart below shows how the Acquired
Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principal.com or by calling 1-800-222-5852.

Short-Term Bond Fund Institutional Class shares and Class J shares were first sold on March 1, 2001, Class R-1 shares were first sold on November 1, 2004, Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for these classes of shares, for the periods prior to those dates, are based on the performance of the R-3 Class shares adjusted to reflect the fees and expenses of these share classes. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

The Short-Term Income Fund commenced operations after succeeding to the operations of another fund on January 12, 2007.
Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations November 1,
1993. The predecessor fund’s performance between 1996 and 2005 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses. The Short-Term Income Fund will first issue Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 in connection with the Reorganization. Performance for periods prior to the Reorganization is based on the performance of Class A shares adjusted to reflect the fees and expenses of these share classes. The adjustment resulted in performance for such periods that is no higher than the historical performance of Class A shares.

Calendar Year Total Return (%) as of 12/31 Each Year (Class A Shares) Short-Term Bond Fund (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	7.09%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-8.66%

Calendar Year Total Return (%) as of 12/31 Each Year (Class A Shares) Short-Term Income Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:		Q2 '09	3.96%
Lowest return for a quarter during the period of the bar chart above:		Q4 '08	-1.87%

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2009
	1 Year	5 Years	Life of Fund
Short-Term Bond Fund (Acquired Fund)
-- Class A (before taxes)	12.09%	1.12%	2.61%
(after taxes on distributions) (1)	10.20	-0.52	1.01
(after taxes on distributions and sale of shares) (1)	7.77	0.00	1.28
-- Class C	12.73	0.70	2.04
-- Class J	13.31	1.27	2.49
-- Class R-1	14.06	1.06	2.45
-- Class R-2	14.30	1.32	2.56
-- Class R-3	14.32	1.36	2.75
-- Class R-4	14.66	1.76(2)	2.91(2)
-- Class R-5	14.82	1.67	3.00
-- Institutional Class	15.03	1.94	3.26
Barclays Capital Government/Credit 1-3 Index (reflects no deduction	3.82	4.32	4.59
for fees, expenses, or taxes)

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2009

	1 Year	5 Years	10 Years
Short-Term Income Fund (Acquiring Fund)
-- Class A (before taxes)	8.42%	3.43%	4.43%
(after taxes on distributions) (1)	7.10	2.09	2.85
(after taxes on distributions and sale of shares) (1)	5.44	2.13	2.83
-- Class C	8.95	3.11	3.88
-- Class J(3)	9.68	3.67	4.46
-- Class R-1(3)	10.43	3.43	4.23
-- Class R-2(3)	10.56	3.55	4.35
-- Class R-3(3)	10.77	3.75	4.55
-- Class R-4(3)	10.87	3.87	4.66
-- Class R-5(3)	10.87	3.87	4.66
-- Institutional Class	11.22	4.26	5.07
Citigroup Broad Investment-Grade Credit 1-3 Years (reflects no	11.04	4.73	5.50

deduction for fees, expenses, or taxes)
(1) After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.
(2) During 2008, the Class experienced a significant withdrawal of assets. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(3) The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 1, 1993. The predecessor fund’s performance between 1996 and 2005 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses. The Class J, R-1, R-2, R-3, R-4, and R-5 Class shares will first be sold on
July 23, 2010.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

Under the Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be July 23, 2010, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the
Funds.

Under the Plan, PMC will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. As stated above, portfolio transitioning costs will be borne by the Acquired Fund.

If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization
The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and
Acquiring Funds. The Funds have the similar investment objectives in that the Acquired Fund seeks to provide current income while the
Acquiring Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal. The Funds also have substantially similar principal policies and risks in that both invest primarily in short-term fixed-income securities. Although the Acquiring Fund has higher advisory fee rates and, absent contractual expense limitations, higher expense ratios than the Acquired fund, the Acquiring Fund has outperformed the Acquired Fund over the three-year and five-year periods ended December 31,
2009. Moreover, the Acquiring Fund has larger assets than the Acquired Fund, and the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
Board Consideration of the Reorganization
At its March 8, 2010 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:
(1)	the investment objectives and principal investment strategies and risks of the Funds;
(2)	identical fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds
(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of Edge, which currently serves as sub-advisor to the Acquiring Fund;
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10)	the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11) the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12) the terms and conditions of the Plan; and
(13) possible alternatives to the Reorganization.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:
(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives and substantially similar principal investment strategies and risks;
(2)	Edge as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	Deal with the higher fees/expenses (e.g., as a factor, the higher advisory fees of the Acquiring Fund were outweighed by the benefits of the Reorganization)
(4)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management; and

Description of the Securities to Be Issued

PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series.
Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class C, Class J, Class R-1, Class R-2, Class R-3,
Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the
Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring
Fund have with respect to the Acquiring Fund.

Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

Capital Loss Carryforward. As of October 31, 2009, the Acquired Fund had an accumulated capital loss carryforward of approximately
$30,842,000. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the
Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

The following tables show as of October 31, 2009: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring
Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of
October 31, 2009, the Acquired Fund had outstanding nine classes of shares; Class A, Class C, Class J, Institutional, Class R-1, Class R-2,
Class R-3, Class R-4, and Class R-5. The Acquiring Fund will first issue Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5
in connection with the Reorganization.

PMC will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. These expenses are estimated to be $54,327.

The Acquired Fund will pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The estimated loss, including trading costs, would be $16,395,000 on a U.S. GAAP basis. The estimated per share capital loss would be $1.14.

				Shares
	Share	Net Assets	Net Asset	Outstanding
Fund	Classes	(000s)	Value Per Share	(000s)
Short-Term Bond Fund	Class A	$ 58,642	$8.69	6,746
(Acquired Fund)	Class C	4,784	8.70	550
	Class J	45,867	8.71	5,266
	Institutional	11,270	8.70	1,297
	R-1	765	8.69	88
	R-2	21	8.73	2
	R-3	2,830	8.74	324
	R-4	252	8.68	29
	R-5	1,232	8.67	142
	Total	$125,663		14,444

Short-Term Income Fund	Class A	$135,394	$11.84	11,436
(Acquiring Fund)	Class C	42,128	11.85	3,556
	Institutional	291,633	11.84	24,642
	Total	$469,155		39,634

Decrease in shares outstanding of the Acquired	Class A			(1,793)
Fund to reflect the exchange for shares of the	Class C			(146)
Acquiring Fund	Class J			(1,392)
	Institutional			(345)
	R-1			(23)
	R-2			*
	R-3			(85)
	R-4			(8)
	R-5			(38)

Short-Term Income Fund	Class A	$194,036	$11.84	16,389
(Acquiring Fund)	Class C	46,912	11.85	3,960
(Pro Forma Assuming Reorganization)	Class J	45,867	11.84 **	3,874
	Institutional	302,903	11.84	25,594
	R-1	765	11.84 **	65
	R-2	21	11.84 **	2
	R-3	2,830	11.84 **	239
	R-4	252	11.84 **	21
	R-5	1,232	11.84 **	104
	Total	$594,818		50,248

* Less than 500 shares.
** Net asset value per share reflects Institutional shares net asset value as of October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Investment Strategies and Related Risks of the Funds

This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional
Information contains additional information about investment strategies and their related risks.

Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility. The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. It is possible to lose money when investing in the fund.

Fixed-Income Securities. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include investment grade corporate bonds, mortgagebacked securities, U.S. government securities and asset-
backed securities). The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Counterparty Risk. Each of the Funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Management Risk. The Funds are actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark. For the Funds, if a sub-advisor's investment strategies do not perform as expected, the Fund could underperform other funds with similar investment objectives or lose money.

Liquidity Risk. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Repurchase Agreements. Although not a principal investment strategy, the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Real Estate Investment Trusts. The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

High Yield Securities. The Funds may invest in debt securities rated at the time of purchase BB+ or lower by S&P or Ba1 or lower by
Moody’s or, if not rated, determined to be of equivalent quality by the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.
The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Municipal Obligations and AMT-Subject Bonds. The two principal classifications of municipal bonds are “general obligation” and
“revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

“AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax
Considerations” for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Derivatives. To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities.
Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-
counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency). The Funds may enter into forward commitment agreements (not as a principal investment strategy), which call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The risks associated with derivative investments include:
· the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
· the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
· the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
· the possibility that the counterparty may fail to perform its obligations.

For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Preferred Securities. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have
“preference” over common stock in the payment of dividends and the liquidation of a company’s assets – preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return.
Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Foreign Investing. The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
· companies with their principal place of business or principal office outside the U.S. or
· companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S.
companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions.
Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a
Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many
U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:
· increased social, political, and economic instability;
· a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
· lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
· foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
· relatively new capital market structure or market-oriented economy;
· the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
· restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
· possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years.
Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies. The Funds may invest in securities of companies with small- or mid-sized market capitalizations but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility
(wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Underlying Funds. The Acquiring Fund is an underlying fund to a fund of funds. An underlying fund may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund. Principal and the Sub-Advisors for the funds of funds are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages.

The following tables show the percentage of the outstanding shares of the Acquiring Fund owned by the Strategic Asset Management
Portfolios as of October 31, 2009:
	Conservative	Conservative	Flexible	Strategic
Balanced	Balanced	Growth	Income	Growth
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
13.01%	7.63%	2.86%	14.96%	1.04%

Securities Lending Risk. To earn additional income, each Fund may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Temporary Defensive Measures. From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S.
government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Portfolio Turnover. “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%)
often have higher transaction costs (that are paid by the Fund) which may lower the Fund’s performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section reflects portfolio turnover costs.

Multiple Classes of Shares

The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Funds offer or will offer, the following shares: Class A, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class J and Institutional Class. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees.

Costs of Investing in the Funds

Fees and Expenses of the Funds

The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the
Fund’s manager, underwriter and others who provide ongoing services to the Fund. The Class R-1, R-2, R-3, R-4, and Class R-5 shares are collectively referred to herein as the "Retirement Class shares."

Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-time fees

Class A and Class C Shares
· You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class C shares).
· Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $500,000 or more of Class A shares of the Funds are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
· Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
· An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A and Class C shares of $30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made:
through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply).

Institutional and Retirement Class Shares

Institutional Class and Retirement Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional Class or Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.

Class J

The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is not imposed on shares:
· that were purchased pursuant to the Small Amount Force Out program (SAFO);
· redeemed within 90 days after an account is re-registered due to a shareholder’s death; or
· redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;
· redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
· sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);

· that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

An excessive trading fee of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions made: through a systematic withdrawal plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the
Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares’ redemption.

Ongoing fees

Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

·	Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services
	and administrative services to the Fund.

·	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

·	Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Retirement Class
	shares, Class J shares, Class A shares, and Class C shares. Each Fund pays a distribution fee based on the average daily net asset
	value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to
	shareholders. Over time, these fees may exceed other types of sales charges.

·	Transfer Agent Fee. Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund
	under which PSS provides transfer agent services to the Funds at cost.

Retirement Class Shares Only

·	Service Fee – PMC has entered into a Services Agreement with PFI under which PMC performs personal services for shareholders.

·	Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides
	transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for
	communications with and recordkeeping services for beneficial owners of Fund shares.

Class A, Class C, Class J and Institutional Class shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, and the cost of shareholder meetings held solely for Class A,
Class C, Class J and Institutional Class shares respectively.

Distribution Plans and Intermediary Compensation

Institutional Class Shares

Neither Fund has adopted a 12b-1 Plan for Institutional Class shares.

Retirement Class Shares

PFI has adopted Distribution and Service Plans under Rule 12b-1 under the 1940 Act (a “12b-1 plan”) for the Class R-1, R-2, R-3, and
R-4 shares of each Fund. Under the 12b-1 plan, the Funds will make payments from their assets attributable to the particular share class to
PFD .for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan for any fund at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:
	Share Class	12b-1 Fee
	R-1	0.35%
	R-2	0.30%
	R-3	0.25%
	R-4	0.10%

Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan
“platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class A, Class C and Class J Shares

Each Fund has adopted a 12b-1 plan for its Class A, Class C and Class J shares. Under the 12b-1 Plans, the Funds may make payments from assets attributable to the particular share class to the Distributor for distribution related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above class of the Acquiring Fund is set forth below:

Share Class	12b-1 Fee
Class A	0.15%
Class C	1.00%
Class J	0.45%

The proceeds from the Rule 12b-1 fees paid by Class A, Class C and Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Other Payments to Financial Intermediaries

If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial
Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial
Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial
Professional for information about any fees and/or commissions that are charged.

Additionally, the Distributor and its affiliates will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries’ employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

Pricing of Fund Shares

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the
NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King,
Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and
Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

· on a day that the NYSE is open and
·	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all PFI Funds, the share price is calculated by:
· taking the current market value of the total assets of the Fund
· subtracting liabilities of the Fund
· dividing the remainder proportionately into the classes of the Fund
· subtracting the liability of each class
· dividing the remainder by the total number of shares outstanding for that class.

NOTES:

· If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

· A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value (“NAV”)
are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.

Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The
Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the
Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

· Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time.
These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares
Class A and Class C Shares

Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms (“‘Financial
Professionals”). Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms.

An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts.
The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/ or education expenses. Prospective shareholders should consult with their Financial Professional prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. Principal may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

To eliminate the need for safekeeping, Principal Funds will not issue certificates for shares.

Making an Investment

Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“‘AIP”) is established.
With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a);
payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.

Payment

Payment for Fund shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or AIP. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).
Contact information for the Fund is as follows:

Mailing Addresses:
	Regular Mail	Overnight Mail
	Principal Funds	Principal Funds
	P.O. Box 8024	30 Dan Road
	Boston, MA 02266-8024	Canton, MA 02021-2809

Customer Service

You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time.

Wire Instructions: To obtain ACH or wire instructions, please contact a Client Relations Specialist.

Direct Deposit

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan (“AIP”)

Your Financial Professional can help you establish an AIP. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an AIP when you open your account. Minimum monthly purchase is $100 per Fund.

NOTE:	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, Principal, any Sub-Advisor, or PFD.

Institutional Class Shares

Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
·	retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;
·	separate accounts of Principal Life;
·	Principal Life or any of its subsidiaries or affiliates;
·	any fund distributed by Principal Funds Distributor, Inc. if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
·	clients of Principal Global Investors, LLC.;
·	sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
·	certain pension plans;
·	certain retirement account investment vehicles administered by foreign or domestic pension plans;
·	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
·	certain institutional clients that have been approved by Principal Life for purposes of providing plan record keeping.

PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Shares may be purchased from the Distributor. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund. Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or an institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued. The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

NOTE:	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Retirement Class Shares

The Retirement Class shares may be purchased through retirement plans, though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Only eligible purchasers may buy Retirement Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
·	retirement and pension plans to which Principal Life Insurance Company ("Principal Life") provides recordkeeping services;
·	separate accounts of Principal Life;
·	Principal Life or any of its subsidiaries or affiliates;
·	any fund distributed by Principal Funds Distributor, Inc. if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
·	clients of Principal Global Investors, LLC.;
·	certain pension plans;
·	certain retirement account investment vehicles administered by foreign or domestic pension plans;
·	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
·	certain retirement plan clients that have an approved organization for purposes of providing plan record keeping services.

PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Shares may be purchased from Principal Funds Distributor, Inc. The Distributor is an affiliate of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on R-1,
R-2, R-3, R-4, and R-5 Class shares of the Fund. Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or an plan level account). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by
Principal Life and accounts under common ownership or control.

Payments may be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

NOTE:	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, PMC, any Sub-Advisor, or Principal Funds Distributor, Inc.

Class J Shares
Class J shares are currently available only through registered representatives of:
·	Princor who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
·	selected broker-dealers selling Class J shares in conjunction with health savings accounts; and
·	selected broker-dealers that have entered into a selling agreement to offer Class J shares.

For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.

Fill out the Principal Funds (or the IRA, SEP or SIMPLE) application completely. You must include:

·	the name you want to appear on the account;
·	the Principal Funds in which you want to invest;
·	the amount of the investment;
·	your Social Security number; and
·	other required information.
Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.
·	PFI may reject or cancel any purchase orders for any reason. For example, PFI does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, PFI may reject any purchase orders from market timers or investors that, in
PMC’s opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.
·	If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds
Class J share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class
J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Funds shares.
·	The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, Principal Funds will not issue certificates for shares. Principal Funds may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of Principal Funds and its shareholders. Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder's account, we are unable to process any purchases or exchanges on that account.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

Payment. Payment for shares of Principal Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Financial Professional can help you buy shares of Principal Funds by mail, through bank wire, direct deposit or Automatic
Investment Plan. Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan

Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic
Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

NOTE: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Redemption of Fund Shares

Class A and Class C Shares

After you place a sell order in proper form, which must be received at the transaction processing center in Canton, Massachusetts, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee.
There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
· lump sum of the entire interest in the account,
· partial interest in the account, or
· periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
· payable to all owners on the account (as shown in the account registration) and
· mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
· when an owner has died
· for certain employee benefit plans; or
· owned by corporations, partnerships, agents, or fiduciaries.
· Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal
Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class A shares without a sales charge if the shares that were sold were Class A shares. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail

· Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box
8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.
· Specify the number of shares or the dollar amount to be sold.

·	A Medallion Signature Guarantee* will be required if the:
· sell order is for more than $100,000;
· check is being sent to an address other than the account address;
· wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;
· account address has been changed within 15 days of the sell order; or
· check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or
· custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.
Sell shares in amounts of $100,000 or less by telephone

·	The request may be made by a shareholder or by the shareholder’s Financial Professional.
·	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
·	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
·	If our phone lines are busy, you may need to send in a written sell order.
·	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00
p.m. Central Time).
·	Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employer sponsored benefit plans.
·	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.
Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
·	sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to
·	the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
·	pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
·	provide an easy method of making monthly installment payments (if the service is available from your creditor who
·	must supply the necessary forms).

You can set up a systematic withdrawal plan by:
·	completing the applicable section of the application, or
·	sending us your written instructions, or
·	completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or
·	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:
·	you instruct us to stop or
·	your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the
15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.
The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Excessive Trading Fee. An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent
Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the
“Frequent Purchases and Redemption” section.

Institutional Class Shares
Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Retirement Class Shares
Subject to any restrictions imposed by a plan, Retirement Class shares may be redeemed any day the NYSE is open. For more information about how to sell shares of a Fund, including any charges that a plan may impose, please consult the plan.

The Funds generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the
Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”
Class J Shares
After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares; however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the
NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.
Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
· lump sum of the entire interest in the account,
· partial interest in the account, or
· periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds checks are:
· payable to all owners on the account (as shown in the account registration) and
· mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
· when an owner has died;
· for certain employee benefit plans; or
· owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested.
If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.
CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:
· Send a distribution form (available at www.PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
· Medallion Signature Guarantee* will be required if the:
· sell order is for more than $100,000;
· wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;
· check is being sent to an address other than the account address;
· account address has been changed within 15 days of the sell order; or
· check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.
Sell shares in amounts of $100,000 or less by telephone
· The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
· The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).
The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Excessive Trading Fee. An excessive trading fee may apply to redemptions made within 30 days of purchase as described in "Frequent
Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Exchange of Fund Shares
Class A and Class C Shares
Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds (except
Money Market). The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.
Automatic Exchange Election
This election authorizes an exchange from one fund of Principal Funds to another on a monthly, quarterly, semiannual or annual basis.
You can set up an automatic exchange by:
· completing the Automatic Exchange Election section of the application,
· calling us if telephone privileges apply to the account from which the exchange is to be made, or
· sending us your written instructions.
· completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:
· you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
· your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
· An exchange by any joint owner is binding on all joint owners.
· If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
· All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
· You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
· For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
· accounts with identical ownership,
· an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
· a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or
· a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading Fee. An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent
Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in
“Frequent Purchases and Redemptions.”

Institutional Class and Retirement Class Shares

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of the Principal Funds, provided that:
· the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
· the share class of such other Fund is available through the plan, and
· the share class of such other Fund is available in the shareholder’s state of residence.
All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the
Fund will reject an order to purchase shares of any Fund if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Class J Shares

Your shares in the Funds may be exchanged without a CDSC for the same share class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the to right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

You may exchange shares by:

· sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
· completing an Exchange Authorization Form (available on www.principalfunds.com or by calling 1-800-222-5852).

	·	via the Internet at www.principalfunds.com.
	·	calling us, if you have telephone privileges on the account.
Automatic Exchange Election
This election authorizes an exchange from one Principal Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
	·	completing an automatic Exchange Election form available on www.principalfunds.com,
	·	completing the Automatic Exchange Election section of the application,
	·	calling us if telephone privileges apply to the account from which the exchange is to be made, or
	·	sending us your written instructions.
Your automatic exchange continues until:
	·	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
	·	your Fund account balance is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General
·	An exchange by any joint owner is binding on all joint owners.
·	If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
·	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
·	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
·	For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).
When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
	·	accounts with identical ownership,
	·	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
	·	a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
	·	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.
Excessive Trading Fee. An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent
Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Frequent Purchases and Redemptions
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:
	·	Disrupt the management of the Funds by:
	·	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund; and
	·	causing unplanned portfolio turnover;
	·	hurt the portfolio performance of the Funds; and
	·	increase expenses of the Funds due to:
	·	increased broker-dealer commissions and
	·	increased recordkeeping and related costs.

The Board of Directors of the Fund has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

Class A and Class C Shares

Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic
Exchange Election or Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
· Increasing the excessive trading fee to 2%,
· Increasing the excessive trading fee period from 30 days to as much as 90 days,
· Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
· Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
· Limiting exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
· Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Institutional Class Shares
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
· Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
· Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
· Limiting the number of exchanges during a year;
· Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption);
and
· Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

Retirement Class Shares

The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

Class J Shares

Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic
Exchange Election or Systematic Withdrawal Plan through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a
shareholder's death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal
Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative”
under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to

1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which
Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares. In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
· Increasing the excessive trading fee to 2%,
· Increasing the excessive trading fee period from 30 days to as much as 90 days,
· Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
· Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
· Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
· Taking such other action as directed by the Fund.

Dividends and Distributions

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The Acquired and Acquiring Funds declare dividends of their daily net investment income each day their daily net investment income each day their shares are priced. The Funds pay out their accumulated declared dividends monthly.

Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:
· invested in shares of another PFI Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund);
or
· paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to
Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the 1940 Act and Rule 19a-1 disclosing the source of such distributions.
Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

NOTES:
· A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
· Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
· For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Tax Considerations

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the
Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income.
Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such
(generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Portfolio Holdings Information

A description of the PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the
Statement of Additional Information.

VOTING INFORMATION

Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the
Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Voting rights. Only shareholders of record at the close of business on April 26, 2010 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a
“Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50%
of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/Prospectus.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

Expenses of the Meeting. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by the
Acquired Fund.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of April 26, 2010, the Record Date, the number of shares outstanding for each class of the Acquired and
Acquiring Funds:
Short-Term Bond Fund		Short-Term Income Fund
(Acquired Fund)		(Acquiring Fund)
	Shares		Shares
Share Class	Outstanding	Share Class	Outstanding
A		A
C		C
Institutional		Institutional
J		J
R-1		R-1
R-2		R-2
R-3		R-3
R-4		R-4
R-5		R-5
As of the April 26, 2010 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Fund.
As of the April 26, 2010 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Fund:
Percentage
Share			of
Class	Name/Address of Shareholder		Ownership

[Acquired Fund 5% owners here]

As of the April 26, 2010 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:
Percentage
Share			of
Class	Name/Address of Shareholder		Ownership

[Acquiring Fund 5% owners here]

FINANCIAL HIGHLIGHTS
The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years).
Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2005, through October 31, 2009, has been audited by Ernst & Young LLP, Independent Registered Public
Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2009. Copies of this report are available on request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2009	2008	2007	2006	2005(a)
SHORT-TERM BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 8.44	$ 9.79	$ 9.93	$ 9.97	$ 10.12
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.43	0.45	0.46	0 .41	0 .11
Net Realized and Unrealized Gain (Loss) on Investments	0.26	(1 .33)	(0 .11)	0 .01	(0 .10)
Total From Investment Operations	0 .69	(0 .88)	0.35	0 .42	0 .01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .44)	(0 .47)	(0 .49)	(0 .46)	(0 .16)
Total Dividends and Distributions	(0 .44)	(0 .47)	(0 .49)	(0 .46)	(0 .16)
Net Asset Value, End of Period	$ 8.69	$ 8.44	$ 9.79	$ 9.93	$ 9.97
Total Return(c)	8 .65%	(9 .33)%	3 .57%	4 .29%	0 .07%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 58,642	$ 62,240	$ 89,390	$ 93,951	$ 122,471
Ratio of Expenses to Average Net Assets	0 .82%	0 .79%	0 .78%	0 .96%	0 .80%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	N/A	0 .73%	0 .70%(e)
Ratio of Net Investment Income to Average Net Assets	5 .22%	4 .82%	4 .66%	4 .10%	3 .15%(e)
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%	49 .1%	110.8%(e),(g)

	2009	2008	2007(h)
SHORT-TERM BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 8 .44	$ 9.79	$ 9.93
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .33	0.37	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0 .29	(1 .34)	(0 .11)
Total From Investment Operations	0 .62	(0 .97)	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .37)	(0 .38)	(0 .33)
Total Dividends and Distributions	(0 .37)	(0 .38)	(0 .33)
Redemption fees	0 .01	–	–
Net Asset Value, End of Period	$ 8.70	$ 8.44	$ 9.79
Total Return(c)	7 .80%	(10 .18)%	1 .91%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 4,784	$ 1,641	$ 1,585
Ratio of Expenses to Average Net Assets(i)	1 .70%	1 .70%	1 .70%(e)
Ratio of Net Investment Income to Average Net Assets	3 .98%	3 .91%	3 .79%(e)
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%(e)

	2009	2008	2007	2006	2005
SHORT-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 8.46	$ 9.80	$ 9.94	$ 9.98	$ 10.24
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .41	0.43	0.43	0 .37	0 .27
Net Realized and Unrealized Gain (Loss) on Investments	0 .26	(1 .33)	(0 .12)	0 .01	(0 .23)
Total From Investment Operations	0 .67	(0 .90)	0.31	0 .38	0 .04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	(0 .44)	(0 .45)	(0 .42)	(0 .30)
Total Dividends and Distributions	(0 .42)	(0 .44)	(0 .45)	(0 .42)	(0 .30)
Net Asset Value, End of Period	$ 8.71	$ 8.46	$ 9.80	$ 9.94	$ 9.98
Total Return(c)	8 .37%	(9 .48)%	3 .22%	3 .86%	0 .39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 45,867	$ 47,917	$ 62,768	$ 53,927	$ 45,825
Ratio of Expenses to Average Net Assets	1 .07%	1 .02%	1 .09%	1 .36%	1 .27%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	N/A	1 .13%	1 .15%
Ratio of Gross Expenses to Average Net Assets(j)	1 .12%	–	–	1 .36%	1 .27%
Ratio of Net Investment Income to Average Net Assets	4 .96%	4 .59%	4 .36%	3 .72%	2 .65%
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%	49 .1%	110 .8%(g)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	2009	2008	2007	2006	2005
SHORT-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$ 8.44	$ 9.79	$ 9.93	$ 9.97	$ 10.23
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.48	0.49	0.50	0 .45	0 .35
Net Realized and Unrealized Gain (Loss) on Investments	0.25	(1 .33)	(0 .12)	–	(0 .23)
Total From Investment Operations	0 .73	(0 .84)	0.38	0 .45	0 .12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .47)	(0 .51)	(0 .52)	(0 .49)	(0 .38)
Total Dividends and Distributions	(0 .47)	(0 .51)	(0 .52)	(0 .49)	(0 .38)
Net Asset Value, End of Period	$ 8.70	$ 8.44	$ 9.79	$ 9.93	$ 9.97
Total Return	9 .17%	(8 .97)%	3 .92%	4 .61%	1 .16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 11,270	$ 66,596	$ 114,649	$ 62,186	$ 12,276
Ratio of Expenses to Average Net Assets	0 .44%	0 .42%	0 .40%	0 .60%	0 .53%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	N/A	0 .40%	0 .40%
Ratio of Gross Expenses to Average Net Assets(k)	0 .66%	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	5 .92%	5 .18%	5 .05%	4 .53%	3 .57%
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%	49 .1%	110 .8%(g)

	2009	2008	2007	2006	2005
SHORT-TERM BOND FUND
R-1 shares
Net Asset Value, Beginning of Period	$ 8.44	$ 9.79	$ 9.93	$ 9.96	$ 10.22
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .38	0.40	0.41	0 .36	0 .25
Net Realized and Unrealized Gain (Loss) on Investments	0 .27	(1 .33)	(0 .11)	0 .01	(0 .22)
Total From Investment Operations	0 .65	(0 .93)	0.30	0 .37	0 .03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .40)	(0 .42)	(0 .44)	(0 .40)	(0 .29)
Total Dividends and Distributions	(0 .40)	(0 .42)	(0 .44)	(0 .40)	(0 .29)
Net Asset Value, End of Period	$ 8.69	$ 8.44	$ 9.79	$ 9.93	$ 9.96
Total Return	8 .11%	(9 .80)%	3 .06%	3 .80%	0 .28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 765	$ 433	$ 156	$ 72	$ 10
Ratio of Expenses to Average Net Assets	1 .30%	1 .30%	1 .28%	1 .49%	1 .43%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	N/A	1 .28%	1 .28%
Ratio of Net Investment Income to Average Net Assets	4 .62%	4 .33%	4 .17%	3 .61%	2 .48%
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%	49 .1%	110 .8%(g)

	2009	2008	2007	2006	2005
SHORT-TERM BOND FUND
R-2 shares
Net Asset Value, Beginning of Period	$ 8.46	$ 9.82	$ 9.90	$ 9.94	$ 10.20
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .43	0.42	0.42	0 .37	0 .27
Net Realized and Unrealized Gain (Loss) on Investments	0 .25	(1 .35)	(0 .05)	–	(0 .23)
Total From Investment Operations	0 .68	(0 .93)	0.37	0 .37	0 .04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .41)	(0 .43)	(0 .45)	(0 .41)	(0 .30)
Total Dividends and Distributions	(0 .41)	(0 .43)	(0 .45)	(0 .41)	(0 .30)
Net Asset Value, End of Period	$ 8.73	$ 8.46	$ 9.82	$ 9.90	$ 9.94
Total Return	8 .48%	(9 .75)%	3 .83%	3 .84%	0 .41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 21	$ 152	$ 82	$ 77	$ 131
Ratio of Expenses to Average Net Assets	1 .17%	1 .17%	1 .15%	1 .38%	1 .29%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	N/A	1 .15%	1 .15%
Ratio of Net Investment Income to Average Net Assets	5 .31%	4 .46%	4 .29%	3 .70%	2 .67%
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%	49 .1%	110 .8%(g)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	2009	2008	2007	2006	2005
SHORT-TERM BOND FUND
R-3 shares
Net Asset Value, Beginning of Period	$ 8.48	$ 9.85	$ 9.98	$ 10.02	$ 10.28
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .41	0.44	0.45	0 .39	0 .29
Net Realized and Unrealized Gain (Loss) on Investments	0 .27	(1 .36)	(0 .11)	–	(0 .23)
Total From Investment Operations	0 .68	(0 .92)	0.34	0 .39	0 .06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	(0 .45)	(0 .47)	(0 .43)	(0 .32)
Total Dividends and Distributions	(0 .42)	(0 .45)	(0 .47)	(0 .43)	(0 .32)
Net Asset Value, End of Period	$ 8.74	$ 8.48	$ 9.85	$ 9.98	$ 10.02
Total Return	8 .53%	(9 .66)%	3 .44%	3 .99%	0 .58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,830	$ 2,900	$ 21,024	$ 2,217	$ 1,950
Ratio of Expenses to Average Net Assets	0 .99%	0 .99%	0 .97%	1 .20%	1 .11%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	N/A	0 .97%	0 .97%
Ratio of Net Investment Income to Average Net Assets	5 .03%	4 .57%	4 .50%	3 .88%	2 .87%
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%	49 .1%	110 .8%(g)

	2009	2008	2007	2006	2005
SHORT-TERM BOND FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 8.36	$ 9.71	$ 9.85	$ 9.89	$ 10.14
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .39	0.45	0.46	0 .40	0 .32
Net Realized and Unrealized Gain (Loss) on Investments	0 .37	(1 .33)	(0 .11)	0 .01	(0 .23)
Total From Investment Operations	0 .76	(0 .88)	0.35	0 .41	0 .09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .44)	(0 .47)	(0 .49)	(0 .45)	(0 .34)
Total Dividends and Distributions	(0 .44)	(0 .47)	(0 .49)	(0 .45)	(0 .34)
Net Asset Value, End of Period	$ 8.68	$ 8.36	$ 9.71	$ 9.85	$ 9.89
Total Return	9 .58%	(9 .41)%	3 .58%	4 .25%	0 .89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 252	$ 1,330	$ 2,286	$ 853	$ 745
Ratio of Expenses to Average Net Assets	0 .80%	0 .80%	0 .78%	1 .01%	0 .94%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	N/A	0 .78%	0 .78%
Ratio of Net Investment Income to Average Net Assets	4 .74%	4 .81%	4 .68%	4 .08%	3 .22%
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%	49 .1%	110 .8%(g)

	2009	2008	2007	2006	2005
SHORT-TERM BOND FUND
R-5 shares
Net Asset Value, Beginning of Period	$ 8.42	$ 9.77	$ 9.92	$ 9.96	$ 10.22
Income from Investment Operations:
Net Investment Income (Loss)(b)	0 .44	0.46	0.47	0 .42	0 .32
Net Realized and Unrealized Gain (Loss) on Investments	0 .26	(1 .33)	(0 .12)	–	(0 .23)
Total From Investment Operations	0 .70	(0 .87)	0.35	0 .42	0 .09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .45)	(0 .48)	(0 .50)	(0 .46)	(0 .35)
Total Dividends and Distributions	(0 .45)	(0 .48)	(0 .50)	(0 .46)	(0 .35)
Net Asset Value, End of Period	$ 8.67	$ 8.42	$ 9.77	$ 9.92	$ 9.96
Total Return	8 .82%	(9 .24)%	3 .57%	4 .35%	0 .90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,232	$ 1,183	$ 3,591	$ 6,028	$ 6,242
Ratio of Expenses to Average Net Assets	0 .68%	0 .68%	0 .66%	0 .89%	0 .79%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)(f)	N/A	N/A	N/A	0 .66%	0 .66%
Ratio of Net Investment Income to Average Net Assets	5 .34%	4 .92%	4 .78%	4 .18%	3 .13%
Portfolio Turnover Rate	33 .9%	22 .1%	42 .8%	49 .1%	110 .8%(g)

(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes interest expense paid on borrowings through reverse repurchase agreements.
(g) Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.01 per share from January 10, 2007, through January 16, 2007.
(i) Reflects Manager's contractual expense limit.
(j) Excludes expense reimbursement from Manager and/or Underwriter.
(k) Excludes expense reimbursement from Manager.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2009	2008	2007	2006	2005
SHORT-TERM INCOME FUND(a)
Class A shares
Net Asset Value, Beginning of Period	$ 11.16	$ 11.59	$ 11.60	$ 11 .55	$ 11.90
Income from Investment Operations:
Net Investment Income (Loss)	0 .41(b)	0.43(b)	0.29(b)	0 .40	0 .40
Net Realized and Unrealized Gain (Loss) on Investments	0 .69	(0 .43)	0.11	0 .05	(0 .35)
Total From Investment Operations	1 .10	–	0.40	0 .45	0 .05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .42)	(0 .43)	(0 .41)	(0 .40)	(0 .40)
Total Dividends and Distributions	(0 .42)	(0 .43)	(0 .41)	(0 .40)	(0 .40)
Net Asset Value, End of Period	$ 11.84	$ 11.16	$ 11.59	$ 11 .60	$ 11.55
Total Return(c)	10 .06%	(0 .06)%	4 .14%	4 .15%	0 .49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 135,394	$ 36,725	$ 36,639	$ 32,081	$ 36,287
Ratio of Expenses to Average Net Assets	0 .83%	0 .95%	0 .95%	0 .95%	0 .81%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	0 .97%	0 .95%	0 .93%
Ratio of Net Investment Income to Average Net Assets	3 .54%	3 .67%	4 .11%	3 .54%	3 .36%
Portfolio Turnover Rate	40 .8%	64 .5%	29 .4%	14 .0%	13 .0%

	2009	2008	2007	2006	2005
SHORT-TERM INCOME FUND(a)
Class C shares
Net Asset Value, Beginning of Period	$ 11 .17	$ 11.60	$ 11.60	$ 11 .55	$ 11.90
Income from Investment Operations:
Net Investment Income (Loss)	0 .30(b)	0.34(b)	0.21(b)	0 .35	0 .30
Net Realized and Unrealized Gain (Loss) on Investments	0 .71	(0 .42)	0.13	0 .05	(0 .35)
Total From Investment Operations	1 .01	(0 .08)	0.34	0 .40	(0 .05)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .33)	(0 .35)	(0 .34)	(0 .35)	(0 .30)
Total Dividends and Distributions	(0 .33)	(0 .35)	(0 .34)	(0 .35)	(0 .30)
Net Asset Value, End of Period	$ 11.85	$ 11.17	$ 11.60	$ 11 .60	$ 11.55
Total Return(c)	9 .18%	(0 .78)%	3 .47%	3 .39%	(0 .26)%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 42,128	$ 4,892	$ 4,952	$ 6,980	$ 13,477
Ratio of Expenses to Average Net Assets	1 .67%	1 .67%	1 .68%	1 .68%	1 .56%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	2 .10%	1 .68%	1 .65%
Ratio of Net Investment Income to Average Net Assets	2 .58%	2 .95%	3 .38%	2 .81%	2 .61%
Portfolio Turnover Rate	40 .8%	64 .5%	29 .4%	14 .0%	13 .0%

	2009	2008	2007	2006	2005
SHORT-TERM INCOME FUND(a)
Institutional shares
Net Asset Value, Beginning of Period	$ 11.17	$ 11.60	$ 11.60	$ 11.55	$ 11.90
Income from Investment Operations:
Net Investment Income (Loss)	0 .46(b)	0.48(b)	0.29(b)	0 .45	0 .45
Net Realized and Unrealized Gain (Loss) on Investments	0 .67	(0 .43)	0.16	0 .05	(0 .35)
Total From Investment Operations	1 .13	0.05	0.45	0 .50	0 .10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .46)	(0 .48)	(0 .45)	(0 .45)	(0 .45)
Total Dividends and Distributions	(0 .46)	(0 .48)	(0 .45)	(0 .45)	(0 .45)
Net Asset Value, End of Period	$ 11.84	$ 11.17	$ 11.60	$ 11.60	$ 11.55
Total Return	10 .35%	0 .40%	4 .68%	4 .57%	0 .74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 291,633	$ 256,944	$ 168,551	$ 181,910	$ 195,607
Ratio of Expenses to Average Net Assets	0 .53%	0 .48%	0 .51%	0 .55%	0 .56%
Ratio of Gross Expenses to Average Net Assets(e)	0 .53%	–	–	0 .55%	0 .56%
Ratio of Net Investment Income to Average Net Assets	4 .01%	4 .11%	4 .54%	3 .94%	3 .61%
Portfolio Turnover Rate	40 .8%	64 .5%	29 .4%	14 .0%	13 .0%

(a) On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund's net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Excludes expense reimbursement from Manager and/or custodian.
(e) Excludes expense reimbursement from Manager, Underwriter and/or custodian.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2009 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of the Annual Report are
available upon request as described above.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to
PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant
Tax Counsel to PFI, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by
PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

__________, 2010
Des Moines, Iowa

Appendix A
FORM OF PLAN OF ACQUISITION

Short-Term Bond Fund and
Short-Term Income Fund

The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that Short-
Term Income Fund series of the Fund (“Short-Term Income”) acquire all of the assets of Short-Term Bond Fund series of the
Fund (“Short-Term Bond”) in exchange for the assumption by Short-Term Income of all of the liabilities of Short-Term Bond and shares issued by Short-Term Income which are thereafter to be distributed by Short-Term Bond pro rata to its shareholders in complete liquidation and termination of Short-Term Bond and in exchange for all of Short-Term Bond ’s outstanding shares.

Short-Term Bond will transfer to Short-Term Income, and Short-Term Income will acquire from Short-Term Bond , all of the assets of Short-Term Bond on the Closing Date and will assume from Short-Term Bond all of the liabilities of Short-
Term Bond in exchange for the issuance of the number of shares of Short-Term Income determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of Short-Term Bond in complete liquidation and termination of Short-Term Bond and in exchange for all of Short-Term Bond ’s outstanding shares.
Short-Term Bond will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Short-Term Bond in proper form prior to the Closing Date shall be fulfilled by Short-Term Bond. Redemption requests received by Short-Term Bond thereafter will be treated as requests for redemption of those shares of Short-Term Income allocable to the shareholder in question.

Short-Term Bond will declare, and Short-Term Income may declare, to its shareholders of record on or prior to the
Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, Short-Term Income will issue to Short-Term Bond a number of full and fractional shares of
Short-Term Income, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Short-Term Bond. The aggregate value of the net assets of Short-Term Bond and Short-Term Income shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New
York Stock Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal
Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on July 23, 2010, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for Short-Term Income or Short-Term Bond to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, Short-Term Bond shall (a) distribute on a pro rata basis to the shareholders of record of Short-Term Bond at the close of business on the Closing Date the shares of Short-Term Income received by Short-
Term Bond at the Closing in exchange for all of Short-Term Bond’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

For purposes of the distribution of shares of Short-Term Income to shareholders of Short-Term Bond , Short-Term
Income shall credit its books an appropriate number of its shares to the account of each shareholder of Short-Term Bond . No certificates will be issued for shares of Short-Term Income. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Short-Term Bond, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of Short-Term Income to be credited on the books of Short-Term Income in respect of such shares of Short-Term Bond as provided above.

A-1

Prior to the Closing Date, Short-Term Bond shall deliver to Short-Term Income a list setting forth the assets to be assigned, delivered and transferred to Short-Term Income, including the securities then owned by Short-Term Bond and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by Short-Term
Income pursuant to this Plan.

All of Short-Term Bond ’s portfolio securities shall be delivered by Short-Term Bond ’s custodian on the Closing
Date to Short-Term Income or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of Short-Term Income or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Short-Term Bond’s
Fund at its custodian to Short-Term Income’ Fund at its custodian. If on the Closing Date Short-Term Bond is unable to make good delivery to Short-Term Income’ custodian of any of Short-Term Bond ’s portfolio securities because such securities have not yet been delivered to Short-Term Bond ’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Short-Term Bond shall deliver to Short-Term
Income’ custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to Short-Term Income, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by Short-Term
Income.

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of Short-Term
Bond and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of Short-Term Bond no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of Short-Term Bond.

Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transaction contemplated under this Plan, including, but not limited to, accountant’s fees, legal fees, and proxy related costs.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President and Chief Executive
Officer or its Executive Vice President as of the ________th day of __________, 2010.

PRINCIPAL FUNDS, INC.
on behalf of the Short-Term Bond Fund

By:
Nora M. Everett, President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
on behalf of the Short-Term Income Fund

By:
Michael J. Beer, Executive Vice President

A-2

Appendix B

DESCRIPTION OF INDICES

The performance tables included in this Information Statement/Prospectus provide performance information of the following indices. This indices are described in this Appendix. An investment cannot be made directly in the index the index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Barclays Capital Government/Credit 1-3 Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years. This index was formally known as Lehman Brothers Government/Credit 1-3 Index.

Citigroup Broad Investment Grade Credit 1-3 Years Index is an unmanaged index of bonds designed to track the performance of bonds issued in the US investment-grade bond market which have maturities 1-3 years.

B-1

PRINCIPAL FUNDS, INC. – SHORT-TERM BOND FUND
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
July 15, 2010

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on
July 15, 2010 at 10:00 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes below on this ballot, date and sign exactly as your name appears.
Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy
Statement dated _________________, 2010. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed below. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE
MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED
POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

The Board of Directors recommends that shareholders vote FOR the following proposals. Please make your choice below in blue or black ink. Example: [X]

Sign this proxy ballot and return it as soon as possible in the enclosed envelope.

Approval of a Plan of Acquisition providing for the reorganization of the Short-Term Bond
Fund (the "Acquired Fund") into the Short-Term Income Fund.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

_____________, 2009
Signature		Signature (if held jointly)		Date

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: _________________, 2010

This Statement of Additional Information is available to the shareholders of the Short-Term Bond
Fund (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the
Short-Term Income Fund (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and
Acquiring Funds is a separate series of Principal Funds, Inc. ("PFI").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated __________________, 2010, relating to the Special Meeting of
Shareholders of the Acquired Fund to be held on July 15, 2010. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal
Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at
1-800-222-5852.

TABLE OF CONTENTS

(1) Statement of Additional Information of PFI dated March 1, 2010, as supplemented on March 17, 2010.

(2) Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual
Report to Shareholders for the fiscal year ended October 31, 2009.

(3) Pro Forma Financial Statements

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos.
33-59474; and 811-07572).

(1) The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated March 1, 2010,
(including Supplements dated March 17, 2010 and also filed via EDGAR that date).

(2) The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual
Report to Shareholders for the fiscal year ended October 31, 2009, which have been audited by Ernst
& Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on
December 30, 2009.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On March 8, 2010 the Board of Directors of PFI approved a Plan of Acquisition whereby, the Short-Term Income
Fund (the "Acquiring Fund") will acquire all the assets of the Short-Term Income Fund (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the
Reorganization had been consummated as of October 31, 2009. The first table presents pro forma Statements of
Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of
Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

			Statements of Assets and Liabilities
			Principal Funds, Inc.
			October 31, 2009 (unaudited)
			Amounts in thousands

	Short-Term		Short-Term	Pro Forma		Pro Forma
	Bond Fund		Income Fund	Adjustments		Short-Term Income Fund
Investment in securities--at cost	$ 149,314		$ 453,030	$ -		$ 602,344
Assets
Investment in securities--at value	$ 134,300		$ 459,024	$ -		$ 593,324
Cash	89		132	-		221
Receivables:
Dividends and interest	1,064		4,106	-		5,170
Expense reimbursement from Manager	16		-	-		16
Expense reimbursement from Underwriter	2		-	-		2
Fund shares sold	419		15,178			15,597
Investment securities sold	1,902		-	-		1,902
Prepaid directors' expenses	1		1	-		2
Total Assets	137,793		478,441	-		616,234

Liabilities
Accrued management and investment advisory fees	46		177	-		223
Accrued administrative service fees	1		-	-		1
Accrued distribution fees	30		49	-		79
Accrued service fees	1		-	-		1
Accrued transfer agent fees	51		33	-		84
Accrued other expenses	40		17	-		57
Payables:
Dividends payable	398		1,153			1,551
Fund shares redeemed	11,563		483	-		12,046
Investment securities purchased	-		7,158	-		7,158
Variation margin on futures contracts	-		216	-		216
Total Liabilities	12,130		9,286	-		21,416
Net Assets Applicable to Outstanding Shares	$ 125,663		$ 469,155	$ -		$ 594,818

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 171,997		$ 469,607	-		$ 641,604
Accumulated undistributed (overdistributed) net investment income (operating loss)	(369)		91	-		(278)
Accumulated undistributed (overdistributed) net realized gain (loss)	(30,951)		(6,218)	-		(37,169)
Net unrealized appreciation (depreciation) of investments	(15,014)		5,675	-		(9,339)
Total Net Assets	$ 125,663		$ 469,155	$ -		$ 594,818

Capital Stock (par value: $.01 a share):
Shares authorized	655,000		550,000	-		550,000
Net Asset Value Per Share:
Class A: Net Assets	$ 58,642		$ 135,394			$ 194,036
Shares issued and outstanding	6,746		11,436	(1,793)	(c)	16,389
Net asset value per share	$ 8.69		$ 11.84			$ 11.84
Maximum offering price per share	$ 8.89	(a)	$ 12.11	(a)		$ 12.11	(a)

Class C: Net Assets	$ 4,784		$ 42,128			$ 46,912
Shares issued and outstanding	550		3,556	(146)	(c)	3,960
Net asset value per share	$ 8.70	(b)	$ 11.85	(b)		$ 11.85	(b)

Class J: Net Assets	$ 45,867		N/A			$ 45,867
Shares issued and outstanding	5,266			(1,392)	(c)	3,874
Net asset value per share	$ 8.71	(b)				$ 11.84	(b)

Institutional: Net Assets	$ 11,270		$ 291,633			$ 302,903
Shares issued and outstanding	1,297		24,642	(345)	(c)	25,594
Net asset value per share	$ 8.70		$ 11.84			$ 11.84

R-1: Net Assets	$ 765		N/A			$ 765
Shares issued and outstanding	88			(23)	(c)	65
Net asset value per share	$ 8.69					$ 11.84

R-2: Net Assets	$ 21		N/A			$ 21
Shares issued and outstanding	2			-		2
Net asset value per share	$ 8.73					$ 11.84

R-3: Net Assets	$ 2,830		N/A			$ 2,830
Shares issued and outstanding	324			(85)	(c)	239
Net asset value per share	$ 8.74					$ 11.84

R-4: Net Assets	$ 252		N/A			$ 252
Shares issued and outstanding	29			(8)	(c)	21
Net asset value per share	$ 8.68					$ 11.84

R-5: Net Assets	$ 1,232		N/A			$ 1,232
Shares issued and outstanding	142			(38)	(c)	104
Net asset value per share	$ 8.67					$ 11.84

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 2.25% of the offering price or 2.30% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Reflects new shares issued, net of retired shares of Short-Term Bond Fund.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Year Ended October 31, 2009 (unaudited)

	Short-Term Bond	Short-Term Income	Pro Forma		Pro Forma Short-
Amounts in thousands	Fund	Fund	Adjustments		Term Income Fund
Net Investment Income (Operating Loss)
Income:
Interest	$ 8,541	$ 14,159	$ -		$ 22,700
Securities lending	115	-	-		115
Total Income	8,656	14,159	-		22,815
Expenses:
Management and investment advisory fees	567	1,518	72	(b)	2,157
Distribution Fees - Class A	83	100	-		183
Distribution Fees - Class C	29	173	-		202
Distribution Fees - Class J	190	N/A	-		190
Distribution Fees - R-1	2	N/A	-		2
Distribution Fees - R-3	7	N/A	-		7
Administrative service fees - R-1	2	N/A	-		2
Administrative service fees - R-3	4	N/A	-		4
Administrative service fees - R-5	1	N/A	-		1
Registration fees - Class A	16	21	(16)	(a)	21
Registration fees - Class C	16	18	(16)	(a)	18
Registration fees - Class J	16	N/A	-		16
Registration fees - Institutional	20	20	(20)	(a)	20
Service Fees - R-1	1	N/A	-		1
Service Fees - R-3	5	N/A	-		5
Service Fees - R-5	2	N/A	-		2
Shareholder reports - Class A	4	11	-		15
Shareholder reports - Class C	1	4	-		5
Shareholder reports - Class J	6	N/A	-		6
Shareholder reports - Institutional	9	9	-		18
Transfer agent fees - Class A	119	89	(4)	(a)	204
Transfer agent fees - Class C	11	22	(3)	(a)	30
Transfer agent fees - Class J	84	N/A	-		84
Transfer agent fees - Institutional	56	56	-		112
Custodian fees	7	3	(7)	(a)	3
Directors' expenses	6	5	-		11
Professional fees	9	11	(9)	(a)	11
Other expenses	6	5	-		11
Total Gross Expenses	1,279	2,065	(3)		3,341

Less: Reimbursement from Manager - Class C	19	12	-		31
Less: Reimbursement from Manager - Institutional	80	-	-		80
Less: Reimbursement from Underwriter - Class J	21	N/A	-		21
Total Net Expenses	1,159	2,053	(3)		3,209
Net Investment Income (Operating Loss)	7,497	12,106	3		19,606

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investment transactions	(18,130)	776	-		(17,354)
Futures contracts	(232)	(1,763)	-		(1,995)
Change in unrealized appreciation/depreciation of:
Investments	20,014	19,928	-		39,942
Futures contracts	-	(45)	-		(45)
Net Realized and Unrealized Gain (Loss) on Investments and Futures	1,652	18,896	-		20,548
Net Increase (Decrease) in Net Assets R-esulting from Operations	$ 9,149	$ 31,002	$ 3		$ 40,154

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees increased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes

Schedule of Investments

October 31, 2009

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS - 84.20%	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Aerospace & Defense - 0.57%
BAE Systems Holdings Inc
4.75%, 8/15/2010(a)	$ 500	$ 508	$ —	$ —	$ 500	$ 508
Boeing Co/The
5.00%, 3/15/2014	170	185	—	—	170	185
General Dynamics Corp
1.80%, 7/15/2011	—	—	2,600	2,634	2,600	2,634
		$ 693		$ 2,634		$ 3,327
Aerospace & Defense Equipment - 0.35%
United Technologies Corp
4.38%, 5/1/2010	—	—	2,000	2,042	2,000	2,042

Agricultural Operations - 0.94%
Cargill Inc
5.20%, 1/22/2013(a)	—	—	5,250	5,581	5,250	5,581

Airlines - 0.05%
Delta Air Lines Inc
6.62%, 3/18/2011 *	288	284	—	—	288	284

Applications Software - 0.34%
Microsoft Corp
2.95%, 6/1/2014	—	—	2,000	2,029	2,000	2,029

Asset Backed Securities - 1.32%
Carrington Mortgage Loan Trust
0.52%, 12/25/2035(b)	475	414	—	—	475	414
Citigroup Mortgage Loan Trust Inc
0.39%, 3/25/2037(b) *	400	324	—	—	400	324
CNH Equipment Trust
4.12%, 5/15/2012	493	499	—	—	493	499
Countrywide Asset-Backed Certificates
6.02%, 9/25/2046(b) *	1,900	1,527	—	—	1,900	1,527
Countrywide Home Equity Loan Trust
0.47%, 12/15/2035(b) *	88	27	—	—	88	27
0.48%, 2/15/2036(b) *	194	149	—	—	194	149
First-Citizens Home Equity Loan LLC
0.46%, 9/15/2022(a),(b) *	160	84	—	—	160	84
GMAC Mortgage Corp Loan Trust
0.42%, 8/25/2035(b) *	143	40	—	—	143	40
John Deere Owner Trust
4.18%, 6/15/2012	535	542	—	—	535	542
JP Morgan Mortgage Acquisition Corp
0.32%, 3/25/2037(b) *	225	207	—	—	225	207
Marriott Vacation Club Owner Trust
5.81%, 10/20/2029(a)	163	148	—	—	163	148
Merrill Lynch First Franklin Mortgage Loan
Trust
0.94%, 10/25/2037(b)	—	—	4,010	3,847	4,010	3,847
Nomura Asset Acceptance Corp
0.46%, 1/25/2036(a),(b) *	220	44	—	—	220	44
		$ 4,005		$ 3,847		7,852
Automobile Sequential - 0.24%
Capital Auto Receivables Asset Trust
5.52%, 3/15/2011(b)	500	499	—	—	500	499
Ford Credit Auto Owner Trust
5.47%, 9/15/2012(b)	350	361	—	—	350	361
Nissan Auto Receivables Owner Trust
4.28%, 7/15/2013	280	292	—	—	280	292
WFS Financial Owner Trust
4.50%, 5/17/2013	283	284	—	—	283	284
		$ 1,436		$ —		1,436
Brewery - 0.73%
Anheuser-Busch InBev Worldwide Inc
7.20%, 1/15/2014(a)	—	—	3,500	3,943	3,500	3,943
SABMiller PLC
6.20%, 7/1/2011(a)	400	426	—	—	400	426
		$ 426		$ 3,943		4,369
Building Products - Cement & Aggregate
- 0.07%
CRH America Inc
6.95%, 3/15/2012	400	434	—	—	400	434

Cable/Satellite TV - 0.82%
Comcast Corp
5.45%, 11/15/2010	300	313	—	—	300	313

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Cable/Satellite TV (continued)
COX Communications Inc
4.63%, 1/15/2010	$ 475	$ 478	$ —	$ —	$ 475	$ 478
7.13%, 10/1/2012	300	337	—	—	300	337
Time Warner Cable Inc
5.40%, 7/2/2012	—	—	3,500	3,738	3,500	3,738
		$ 1,128		$ 3,738		4,866
Cellular Telecommunications - 0.45%
America Movil SA de CV
5.50%, 3/1/2014	—	—	2,000	2,091	2,000	2,091
Rogers Cable Inc
7.88%, 5/1/2012	500	565	—	—	500	565
		$ 565		$ 2,091		2,656
Chemicals - Diversified - 1.54%
EI Du Pont de Nemours & Co
5.00%, 7/15/2013	—	—	2,500	2,726	2,500	2,726
PPG Industries Inc
5.75%, 3/15/2013	—	—	6,000	6,428	6,000	6,428
		$ —		$ 9,154		9,154
Commercial Banks - 3.61%
American Express Bank FSB
5.50%, 4/16/2013	650	691	—	—	650	691
Commonwealth Bank of Australia
3.75%, 10/15/2014(a)	—	—	5,250	5,302	5,250	5,302
National Australia Bank Ltd
2.55%, 1/13/2012(a)	—	—	7,000	7,152	7,000	7,152
Regions Bank/Birmingham AL
3.25%, 12/9/2011	—	—	4,500	4,692	4,500	4,692
SunTrust Bank/Atlanta GA
3.00%, 11/16/2011	—	—	3,500	3,631	3,500	3,631
		$ 691		$ 20,777		21,468
Commercial Services - Finance - 0.90%
Western Union Co/The
5.40%, 11/17/2011	—	—	5,000	5,337	5,000	5,337

Computers - 0.71%
Hewlett-Packard Co
4.25%, 2/24/2012	—	—	4,000	4,224	4,000	4,224

Computers - Memory Devices - 0.03%
Seagate Technology HDD Holdings
6.38%, 10/1/2011 *	200	205	—	—	200	205

Consumer Products - Miscellaneous -
0.76%
Clorox Co
5.00%, 3/1/2013	—	—	4,250	4,508	4,250	4,508

Containers - Paper & Plastic - 0.03%
Pactiv Corp
5.88%, 7/15/2012	175	186	—	—	175	186

Credit Card Asset Backed Securities -
0.03%
GE Capital Credit Card Master Note Trust
0.42%, 3/15/2013(b)	175	174	—	—	175	174

Diversified Banking Institutions - 6.14%
Bank of America Corp
2.10%, 4/30/2012	—	—	3,000	3,050	3,000	3,050
4.90%, 5/1/2013	615	640	—	—	615	640
6.25%, 4/15/2012	—	—	2,750	2,967	2,750	2,967
Citigroup Inc
5.50%, 8/27/2012	550	577	2,500	2,623	3,050	3,200
5.50%, 4/11/2013	750	782	—	—	750	782
Goldman Sachs Group Inc/The
0.65%, 2/6/2012(b)	175	173	—	—	175	173
5.25%, 10/15/2013	—	—	3,500	3,745	3,500	3,745
6.88%, 1/15/2011	1,050	1,117	—	—	1,050	1,117
JP Morgan Chase & Co
2.20%, 6/15/2012	—	—	5,000	5,100	5,000	5,100
5.38%, 10/1/2012	—	—	5,250	5,735	5,250	5,735
5.60%, 6/1/2011	600	638	—	—	600	638
Morgan Stanley
1.95%, 6/20/2012	—	—	4,500	4,559	4,500	4,559
5.63%, 1/9/2012	—	—	4,500	4,792	4,500	4,792
		$ 3,927		$ 32,571		36,498
Diversified Financial Services - 1.18%
General Electric Capital Corp
4.80%, 5/1/2013	575	605	—	—	575	605
5.25%, 10/19/2012	750	806	—	—	750	806

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Diversified Financial Services (continued)
General Electric Capital Corp (continued)
5.72%, 8/22/2011	$ —	$ —	$ 5,000	$ 5,042	$ 5,000	$ 5,042
TNK-BP Finance SA
6.13%, 3/20/2012(a) *	575	577	—	—	575	577
		$ 1,988		$ 5,042		7,030
Diversified Manufacturing Operations -
0.44%
Honeywell International Inc
4.25%, 3/1/2013	—	—	2,500	2,646	2,500	2,646

Electric - Generation - 0.02%
Indiantown Cogeneration LP
9.26%, 12/15/2010 *	128	129	—	—	128	129

Electric - Integrated - 2.81%
Commonwealth Edison Co
5.40%, 12/15/2011	—	—	4,500	4,829	4,500	4,829
Integrys Energy Group Inc
7.00%, 11/1/2009	700	700	—	—	700	700
Korea Electric Power Corp
5.50%, 7/21/2014(a)	—	—	4,250	4,486	4,250	4,486
Scottish Power Ltd
4.91%, 3/15/2010	450	457	—	—	450	457
Virginia Electric and Power Co
5.10%, 11/30/2012	—	—	5,750	6,241	5,750	6,241
		$ 1,157		$ 15,556		16,713
Electronic Connectors - 0.06%
Thomas & Betts Corp
7.25%, 6/1/2013 *	325	332	—	—	325	332

Enterprise Software & Services - 0.45%
Oracle Corp
3.75%, 7/8/2014	—	—	2,600	2,703	2,600	2,703

Fiduciary Banks - 0.11%
Bank of New York Mellon Corp/The
4.50%, 4/1/2013	595	631	—	—	595	631

Finance - Auto Loans - 0.98%
American Honda Finance Corp
4.63%, 4/2/2013(a)	—	—	5,250	5,376	5,250	5,376
Ford Motor Credit Co LLC
9.88%, 8/10/2011 *	175	179	—	—	175	179
Nissan Motor Acceptance Corp
4.63%, 3/8/2010(a)	270	270	—	—	270	270
		$ 449		$ 5,376		5,825
Finance - Commercial - 0.56%
Caterpillar Financial Services Corp
4.85%, 12/7/2012	—	—	2,500	2,664	2,500	2,664
Textron Financial Canada Funding Corp
5.13%, 11/1/2010 *	650	651	—	—	650	651
		$ 651		$ 2,664		3,315
Finance - Consumer Loans - 0.86%
HSBC Finance Corp
0.65%, 9/14/2012(b)	325	311	—	—	325	311
0.72%, 11/16/2009(b) *	475	475	—	—	475	475
John Deere Capital Corp
4.95%, 12/17/2012	—	—	4,000	4,324	4,000	4,324
		$ 786		$ 4,324		5,110
Finance - Credit Card - 0.99%
American Express Credit Corp
5.88%, 5/2/2013	—	—	5,250	5,634	5,250	5,634
Capital One Bank USA NA
5.75%, 9/15/2010	250	256	—	—	250	256
		$ 256		$ 5,634		5,890
Finance - Investment Banker & Broker -
1.01%
Jefferies Group Inc
5.88%, 6/8/2014	—	—	4,000	4,119	4,000	4,119
Merrill Lynch & Co Inc
0.54%, 6/5/2012(b)	250	239	—	—	250	239
0.68%, 11/1/2011(b)	300	291	—	—	300	291
0.69%, 2/5/2010(b)	200	200	—	—	200	200
5.45%, 2/5/2013	120	125	—	—	120	125
6.05%, 8/15/2012	400	429	—	—	400	429
6.15%, 4/25/2013	550	590	—	—	550	590
		$ 1,874		$ 4,119		5,993
Finance - Leasing Company - 0.60%
International Lease Finance Corp
0.68%, 1/15/2010(b)	100	98	—	—	100	98

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Finance - Leasing Company (continued)
International Lease Finance Corp
(continued)
5.30%, 5/1/2012	$ 400	$ 332	$ —	$ —	$ 400	$ 332
6.38%, 3/25/2013	—	—	4,000	3,164	4,000	3,164
		$ 430		$ 3,164		3,594
Finance - Mortgage Loan/Banker - 9.75%
Countrywide Financial Corp
5.80%, 6/7/2012	375	399	2,750	2,926	3,125	3,325
Fannie Mae
1.88%, 4/20/2012	—	—	6,000	6,079	6,000	6,079
1.88%, 10/29/2012	—	—	5,250	5,254	5,250	5,254
2.00%, 1/9/2012	—	—	6,000	6,098	6,000	6,098
4.75%, 12/15/2010	6,000	6,277	—	—	6,000	6,277
5.00%, 10/15/2011	—	—	10,000	10,792	10,000	10,792
Federal Home Loan Banks
1.63%, 7/27/2011	12,000	12,139	—	—	12,000	12,139
Freddie Mac
1.75%, 6/15/2012	—	—	2,500	2,521	2,500	2,521
5.75%, 1/15/2012	—	—	5,000	5,515	5,000	5,515
		$ 18,815		$ 39,185		58,000
Food - Miscellaneous/Diversified - 0.38%
General Mills Inc
8.02%, 2/5/2013	650	754	—	—	650	754
Kellogg Co
5.13%, 12/3/2012	—	—	1,400	1,523	1,400	1,523
		$ 754		$ 1,523		2,277
Gas - Distribution - 0.02%
Southern California Gas Co
0.53%, 12/1/2009(b)	100	100	—	—	100	100

Home Equity - Other - 1.46%
Bear Stearns Asset Backed Securities Trust
0.42%, 6/25/2047(b) *	950	402	—	—	950	402
0.84%, 3/25/2034(b) *	409	265	—	—	409	265
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021(b) *	1,625	671	—	—	1,625	671
First NLC Trust
0.57%, 5/25/2035(b) *	184	85	—	—	184	85
GMAC Mortgage Corp Loan Trust
4.62%, 11/25/2035(b) *	18	18	—	—	18	18
5.75%, 10/25/2036 *	618	455	—	—	618	455
6.05%, 12/25/2037(b) *	635	366	—	—	635	366
GSAA Trust
6.04%, 7/25/2036 *	900	487	—	—	900	487
Indymac Seconds Asset Backed Trust
5.77%, 5/25/2036(b) *	249	239	—	—	249	239
Mastr Asset Backed Securities Trust
0.30%, 11/25/2036(b)	—	—	5,122	5,067	5,122	5,067
0.74%, 3/25/2035(b) *	544	20	—	—	544	20
Option One Mortgage Loan Trust
0.69%, 3/25/2037(b),(c) *	500	8	—	—	500	8
Residential Asset Securities Corp
4.47%, 3/25/2032	461	404	—	—	461	404
4.59%, 8/25/2031	185	178	—	—	185	178
Specialty Underwriting & Residential
Finance
0.47%, 3/25/2036(b) *	6	6	—	—	6	6
		$ 3,604		$ 5,067		8,671
Home Equity - Sequential - 0.39%
Countrywide Asset-Backed Certificates
5.51%, 8/25/2036 *	473	243	—	—	473	243
5.56%, 4/25/2036 *	776	301	—	—	776	301
5.68%, 6/25/2035 *	1,743	1,053	—	—	1,743	1,053
5.81%, 11/25/2036 *	1,019	422	—	—	1,019	422
New Century Home Equity Loan Trust
4.76%, 11/25/2033	335	325	—	—	335	325
		$ 2,344		$ —		2,344
Industrial Gases - 0.31%
Air Products & Chemicals Inc
4.15%, 2/1/2013	—	—	1,750	1,829	1,750	1,829

Life & Health Insurance - 1.35%
New York Life Global Funding
4.65%, 5/9/2013(a)	795	841	—	—	795	841
Pacific Life Global Funding
0.52%, 6/22/2011(a),(b) *	175	163	—	—	175	163
Prudential Financial Inc
3.63%, 9/17/2012	—	—	4,250	4,319	4,250	4,319
4.50%, 7/15/2013	—	—	1,000	1,016	1,000	1,016
5.15%, 1/15/2013	950	997	—	—	950	997

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Life & Health Insurance (continued)
StanCorp Financial Group Inc
6.88%, 10/1/2012 *	$ 510	$ 540	$ —	$ —	$ 510	$ 540
Sun Life Financial Global Funding LP
0.53%, 7/6/2010(a),(b)	175	173	—	—	175	173
		$ 2,714		$ 5,335		8,049
Manufactured Housing ABS Other -
0.01%
Green Tree Financial Corp
7.70%, 9/15/2026(c)	—	—	120	86	120	86

Medical - Biomedical/Gene - 0.80%
Amgen Inc
4.00%, 11/18/2009	—	—	4,725	4,733	4,725	4,733

Medical - Drugs - 1.11%
Merck & Co Inc/NJ
1.88%, 6/30/2011	—	—	1,000	1,013	1,000	1,013
Pfizer Inc
4.45%, 3/15/2012	—	—	5,250	5,567	5,250	5,567
		$ —		$ 6,580		6,580
Medical - HMO - 0.82%
UnitedHealth Group Inc
4.88%, 2/15/2013	445	464	4,250	4,436	4,695	4,900

Medical - Wholesale Drug Distribution -
0.01%
Cardinal Health Inc
5.65%, 6/15/2012	51	54	—	—	51	54

Medical Products - 0.12%
Angiotech Pharmaceuticals Inc
4.11%, 12/1/2013(b) *	225	187	—	—	225	187
Covidien International Finance SA
5.45%, 10/15/2012	465	505	—	—	465	505
		$ 692		$ —		692
Metal - Diversified - 0.01%
Xstrata Canada Corp
7.25%, 7/15/2012	55	58	—	—	55	58

Metal Processors & Fabrication - 0.05%
Timken Co
5.75%, 2/15/2010 *	300	303	—	—	300	303

Money Center Banks - 0.12%
Deutsche Bank AG/London
5.38%, 10/12/2012	630	688	—	—	630	688

Mortgage Backed Securities - 17.46%
ACT Depositor Corp
0.55%, 9/22/2041(a),(b),(d)*	727	73	—	—	727	73
Banc of America Commercial Mortgage Inc
0.41%, 7/10/2046(b) *	47,852	614	—	—	47,852	614
6.85%, 4/15/2036(c) *	200	201	—	—	200	201
Banc of America Funding Corp
5.00%, 6/25/2035(b)	—	—	4,973	4,763	4,973	4,763
5.75%, 3/25/2036	—	—	3,952	3,189	3,952	3,189
Banc of America Mortgage Securities Inc
4.75%, 8/25/2033	—	—	1,554	1,555	1,554	1,555
4.75%, 2/25/2035	—	—	4,821	4,801	4,821	4,801
4.79%, 5/25/2035(b)	331	324	—	—	331	324
Bear Stearns Adjustable Rate Mortgage
Trust
3.76%, 9/25/2034(b) *	285	261	—	—	285	261
Bear Stearns Alt-A Trust
0.52%, 7/25/2035(b)	30	8	—	—	30	8
Bear Stearns Commercial Mortgage
Securities
0.21%, 2/11/2041(b) *	19,113	121	—	—	19,113	121
7.00%, 5/20/2030	457	483	—	—	457	483
Bella Vista Mortgage Trust
0.50%, 5/20/2045(b),(c) *	136	63	—	—	136	63
Chase Commercial Mortgage Securities
Corp
7.56%, 10/15/2032 *	500	496	—	—	500	496
Chase Mortgage Finance Corp
5.50%, 5/25/2035	—	—	1,849	1,618	1,849	1,618
Citicorp Mortgage Securities Inc
4.50%, 9/25/2034(b)	—	—	3,112	3,080	3,112	3,080

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Mortgage Backed Securities (continued)
Citigroup / Deutsche Bank Commercial
Mortgage Trust
0.24%, 11/15/2044(a) *	$ 47,898	$ 394	$ —	$ —	$ 47,898	$ 394
Commercial Mortgage Pass Through
Certificates
1.50%, 6/10/2010(a),(b) *	3,330	28	—	—	3,330	28
Countrywide Alternative Loan Trust
0.52%, 6/25/2036(b),(c) *	1,274	188	—	—	1,274	188
0.52%, 5/20/2046(b) *	1,187	165	—	—	1,187	165
0.74%, 9/25/2036(b) *	354	240	—	—	354	240
1.76%, 2/25/2036(b) *	400	213	—	—	400	213
2.07%, 7/20/2035(b) *	302	139	—	—	302	139
6.00%, 5/25/2036 *	642	478	—	—	642	478
6.00%, 5/25/2036 *	8	8	—	—	8	8
Countrywide Asset-Backed Certificates
0.51%, 1/25/2036(b),(c) *	449	313	—	—	449	313
0.52%, 11/25/2035(b)	82	64	—	—	82	64
Countrywide Home Loan Mortgage Pass
Through Trust
4.49%, 12/25/2033	119	118	—	—	119	118
5.50%, 10/25/2035	—	—	2,986	2,980	2,986	2,980
Credit Suisse First Boston Mortgage
Securities Corp
0.24%, 8/15/2038(a) *	37,061	253	—	—	37,061	253
6.00%, 12/25/2033	—	—	1,350	1,164	1,350	1,164
Fannie Mae
0.49%, 3/25/2035(b)	84	83	—	—	84	83
0.54%, 2/25/2032(b)	177	176	—	—	177	176
5.00%, 11/25/2035	—	—	2,312	2,466	2,312	2,466
6.00%, 2/25/2031	—	—	10,000	10,596	10,000	10,596
Fannie Mae Whole Loan
0.44%, 5/25/2035(b),(c) *	282	277	—	—	282	277
First Union National Bank Commercial
Mortgage Securities Inc
5.59%, 2/12/2034	3	3	—	—	3	3
Freddie Mac
0.65%, 7/15/2023(b)	727	718	—	—	727	718
0.70%, 6/15/2023(b)	219	215	—	—	219	215
4.50%, 5/15/2030	—	—	4,269	4,327	4,269	4,327
5.13%, 12/15/2013	136	136	—	—	136	136
5.50%, 10/15/2027	—	—	4,811	4,949	4,811	4,949
6.00%, 9/15/2029	—	—	5,893	6,183	5,893	6,183
GE Capital Commercial Mortgage Corp
0.59%, 3/10/2040(a),(b) *	2,026	16	—	—	2,026	16
5.99%, 12/10/2035	54	56	—	—	54	56
Ginnie Mae
1.06%, 2/16/2047(b) *	14,406	682	—	—	14,406	682
1.26%, 10/16/2012(b) *	4,014	116	—	—	4,014	116
4.50%, 8/20/2032	—	—	1,010	1,048	1,010	1,048
GMAC Commercial Mortgage Securities
Inc
0.37%, 8/10/2038(a),(b) *	50,330	338	—	—	50,330	338
0.83%, 3/10/2038(a),(b) *	1,830	21	—	—	1,830	21
GMAC Mortgage Corp Loan Trust
5.25%, 7/25/2034	726	608	—	—	726	608
Greenwich Capital Commercial Funding
Corp
0.29%, 12/10/2049(a),(b) *	47,904	523	—	—	47,904	523
GSR Mortgage Loan Trust
4.73%, 7/25/2035(b) *	479	451	—	—	479	451
6.00%, 6/25/2036	—	—	2,703	2,070	2,703	2,070
Heller Financial Commercial Mortgage
Asset
8.00%, 1/17/2034(b)	1,000	1,000	—	—	1,000	1,000
Impac CMB Trust
0.49%, 5/25/2037(b),(c) *	618	496	—	—	618	496
1.24%, 10/25/2033(b)	50	30	—	—	50	30
Indymac Index Mortgage Loan Trust
0.42%, 2/25/2037(b) *	930	470	—	—	930	470
0.48%, 6/25/2037(b),(c) *	740	387	—	—	740	387
0.84%, 4/25/2034(b) *	41	29	—	—	41	29
JP Morgan Chase Commercial Mortgage
Securities Corp
5.30%, 5/15/2047(b),(c) *	1,400	1,330	—	—	1,400	1,330
5.31%, 1/15/2049 *	625	609	—	—	625	609
6.95%, 11/15/2035(a),(b) *	350	330	—	—	350	330
JP Morgan Mortgage Trust
3.81%, 5/25/2034 *	293	277	—	—	293	277
5.11%, 6/25/2035(b) *	330	281	—	—	330	281
5.63%, 4/25/2037(b) *	555	427	—	—	555	427

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Mortgage Backed Securities (continued)
LB-UBS Commercial Mortgage Trust
1.43%, 10/15/2035(a),(b) *	$ 8,741	$ 323	$ —	$ —	$ 8,741	$ 323
4.44%, 12/15/2029(b) *	1,000	999	—	—	1,000	999
6.06%, 6/15/2020	70	71	—	—	70	71
Lehman Mortgage Trust
5.75%, 4/25/2036	—	—	6,758	6,486	6,758	6,486
MASTR Asset Securitization Trust
5.25%, 9/25/2033(b)	172	172	—	—	172	172
Merrill Lynch / Countrywide Commercial
Mortgage Trust
0.49%, 9/12/2049(b) *	22,492	419	—	—	22,492	419
0.65%, 7/12/2046 *	44,870	1,068	—	—	44,870	1,068
Merrill Lynch Mortgage Trust
0.11%, 9/12/2042(b) *	42,375	314	—	—	42,375	314
0.12%, 7/12/2038 *	99,335	560	—	—	99,335	560
0.15%, 11/12/2035(a),(b) *	30,967	54	—	—	30,967	54
Merrill Lynch/Countrywide Commercial
Mortgage Trust
5.11%, 12/12/2049(b) *	885	885	—	—	885	885
Morgan Stanley Capital I
0.62%, 8/25/2046(a),(b) *	725	7	—	—	725	7
Morgan Stanley Dean Witter Capital I
6.54%, 2/15/2031	26	27	—	—	26	27
New Century Alternative Mortgage Loan
Trust
5.91%, 7/25/2036(b) *	916	815	—	—	916	815
Residential Accredit Loans Inc
0.39%, 2/25/2047(b) *	1,304	580	—	—	1,304	580
5.25%, 12/25/2035(b) *	110	63	—	—	110	63
6.00%, 11/25/2032	524	494	—	—	524	494
Residential Asset Securitization Trust
6.00%, 5/25/2036	—	—	3,239	1,970	3,239	1,970
Residential Funding Mortgage Securities I
0.84%, 7/25/2036(b) *	126	112	—	—	126	112
4.12%, 11/25/2035(b) *	441	343	—	—	441	343
5.50%, 9/25/2036	—	—	3,742	3,324	3,742	3,324
5.67%, 2/25/2036(b) *	252	188	—	—	252	188
Structured Asset Mortgage Investments Inc
0.55%, 9/25/2045(b) *	118	67	—	—	118	67
Structured Asset Securities Corp
5.50%, 12/25/2033	—	—	2,969	2,919	2,969	2,919
5.50%, 6/25/2036(b) *	1,450	343	—	—	1,450	343
Thornburg Mortgage Securities Trust
0.59%, 12/25/2033(b)	472	378	—	—	472	378
Wachovia Bank Commercial Mortgage
Trust
0.17%, 1/15/2041(a),(b) *	15,104	43	—	—	15,104	43
0.32%, 4/15/2042(a),(b) *	70,455	498	—	—	70,455	498
5.25%, 12/15/2043 *	1,175	1,155	—	—	1,175	1,155
WaMu Mortgage Pass Through Certificates
0.47%, 4/25/2045(b) *	16	12	—	—	16	12
0.49%, 11/25/2045(b) *	58	51	—	—	58	51
0.51%, 4/25/2045(b) *	73	39	—	—	73	39
0.53%, 7/25/2045(b) *	138	98	—	—	138	98
3.77%, 3/25/2033(b) *	88	78	—	—	88	78
Wells Fargo Mortgage Backed Securities
Trust
5.50%, 5/25/2035	—	—	5,424	5,249	5,424	5,249
5.75%, 10/25/2036(b)	—	—	3,541	3,536	3,541	3,536
		$ 25,586		$ 78,273		103,859
Multi-Line Insurance - 0.94%
CNA Financial Corp
6.00%, 8/15/2011 *	150	153	—	—	150	153
Genworth Financial Inc
6.15%, 11/15/2066(b) *	185	124	—	—	185	124
Metropolitan Life Global Funding I
5.13%, 6/10/2014(a)	—	—	5,000	5,312	5,000	5,312
		$ 277		$ 5,312		5,589
Multimedia - 0.77%
Walt Disney Co/The
4.70%, 12/1/2012	—	—	4,250	4,590	4,250	4,590

Mutual Insurance - 0.07%
Health Care Service Corp
7.75%, 6/15/2011(a)	400	418	—	—	400	418

Non-Hazardous Waste Disposal - 0.53%
Allied Waste North America Inc
5.75%, 2/15/2011	—	—	3,000	3,152	3,000	3,152

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Office Automation & Equipment - 0.05%
Xerox Corp
5.50%, 5/15/2012	$ 295	$ 311	$ —	$ —	$ 295	$ 311

Oil - Field Services - 0.98%
Smith International Inc
8.63%, 3/15/2014	—	—	4,500	5,162	4,500	5,162
Weatherford International Inc
5.95%, 6/15/2012	375	403	—	—	375	403
6.63%, 11/15/2011	250	270	—	—	250	270
		$ 673		$ 5,162		5,835
Oil Company - Exploration & Production
- 1.04%
Apache Corp
6.25%, 4/15/2012	—	—	4,500	4,953	4,500	4,953
Canadian Natural Resources Ltd
5.15%, 2/1/2013	650	689	—	—	650	689
Devon OEI Operating Inc
7.25%, 10/1/2011	475	517	—	—	475	517
		$ 1,206		$ 4,953		6,159
Oil Company - Integrated - 0.79%
Husky Energy Inc
6.25%, 6/15/2012	400	434	—	—	400	434
StatoilHydro ASA
2.90%, 10/15/2014	—	—	4,250	4,285	4,250	4,285
		$ 434		$ 4,285		4,719
Pipelines - 0.16%
NGPL Pipeco LLC
6.51%, 12/15/2012(a)	650	710	—	—	650	710
ONEOK Partners LP
5.90%, 4/1/2012	255	268	—	—	255	268
		$ 978		$ —		978
Property & Casualty Insurance - 0.74%
Fidelity National Financial Inc
7.30%, 8/15/2011	—	—	4,250	4,383	4,250	4,383

Property Trust - 1.00%
WEA Finance LLC / WCI Finance LLC
5.40%, 10/1/2012(a)	500	517	5,250	5,426	5,750	5,943

Quarrying - 0.75%
Vulcan Materials Co
5.60%, 11/30/2012	—	—	4,250	4,490	4,250	4,490

Real Estate Operator & Developer -
0.10%
Regency Centers LP
8.45%, 9/1/2010	575	584	—	—	575	584

Regional Banks - 1.28%
BAC Capital Trust XIII
0.70%, 3/15/2043(b) *	435	251	—	—	435	251
BAC Capital Trust XIV
5.63%, 3/15/2043(b) *	550	382	—	—	550	382
Capital One Financial Corp
5.70%, 9/15/2011	300	317	—	—	300	317
SunTrust Preferred Capital I
5.85%, 12/31/2049(b) *	62	40	—	—	62	40
Wachovia Corp
0.51%, 3/1/2012(b)	275	268	—	—	275	268
5.35%, 3/15/2011	600	629	—	—	600	629
Wells Fargo & Co
4.38%, 1/31/2013	—	—	5,500	5,727	5,500	5,727
		$ 1,887		$ 5,727		7,614
Reinsurance - 0.75%
Berkshire Hathaway Finance Corp
4.00%, 4/15/2012	—	—	4,250	4,474	4,250	4,474

REITS - Apartments - 0.74%
ERP Operating LP
5.50%, 10/1/2012	—	—	4,000	4,186	4,000	4,186
UDR Inc
5.50%, 4/1/2014 *	200	198	—	—	200	198
		$ 198		$ 4,186		4,384
REITS - Diversified - 0.69%
Duke Realty LP
6.25%, 5/15/2013	—	—	4,000	4,087	4,000	4,087

REITS - Healthcare - 1.30%
Health Care REIT Inc
6.00%, 11/15/2013	—	—	2,575	2,545	2,575	2,545

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
REITS - Healthcare (continued)
Nationwide Health Properties Inc
6.50%, 7/15/2011	$ —	$ —	$ 5,000	$ 5,210	$ 5,000	$ 5,210
		$ —		$ 7,755		7,755
REITS - Mortgage - 0.09%
iStar Financial Inc
5.65%, 9/15/2011 *	200	136	—	—	200	136
6.00%, 12/15/2010 *	500	390	—	—	500	390
		$ 526		$ —		526
REITS - Office Property - 0.06%
Brandywine Operating Partnership LP
5.63%, 12/15/2010	364	363	—	—	364	363

REITS - Regional Malls - 0.65%
Simon Property Group LP
5.60%, 9/1/2011	200	209	3,500	3,666	3,700	3,875

REITS - Shopping Centers - 0.06%
Federal Realty Investment Trust
6.00%, 7/15/2012	350	363	—	—	350	363

REITS - Warehouse & Industrial - 0.10%
ProLogis
5.50%, 3/1/2013 *	625	620	—	—	625	620

Rental - Auto & Equipment - 0.80%
ERAC USA Finance Co
5.80%, 10/15/2012(a)	—	—	4,500	4,754	4,500	4,754

Retail - Apparel & Shoe - 0.09%
Nordstrom Inc
6.75%, 6/1/2014	—	—	500	557	500	557

Retail - Discount - 0.60%
Wal-Mart Stores Inc
3.20%, 5/15/2014	—	—	3,500	3,587	3,500	3,587

Retail - Drug Store - 0.08%
CVS Caremark Corp
0.66%, 6/1/2010(b)	450	450	—	—	450	450

Rubber - Tires - 0.03%
Goodyear Tire & Rubber Co/The
5.01%, 12/1/2009(b) *	200	200	—	—	200	200

Savings & Loans - Thrifts - 0.00%
Washington Mutual Bank / Henderson NV
0.00%, 1/15/2013(e)	—	—	1,200	3	1,200	3

Special Purpose Banks - 0.06%
Korea Development Bank/Republic of
Korea
0.42%, 4/3/2010(b)	365	362	—	—	365	362

Special Purpose Entity - 0.10%
Genworth Global Funding Trusts
5.20%, 10/8/2010	375	382	—	—	375	382
USB Realty Corp
6.09%, 12/22/2049(a),(b) *	330	230	—	—	330	230
		$ 612		$ —		612
Steel - Producers - 1.57%
Ispat Inland ULC
9.75%, 4/1/2014	360	373	—	—	360	373
Nucor Corp
5.00%, 12/1/2012	—	—	8,300	8,978	8,300	8,978
		$ 373		$ 8,978		9,351
Telephone - Integrated - 0.89%
AT&T Inc
4.95%, 1/15/2013	—	—	4,250	4,536	4,250	4,536
British Telecommunications PLC
5.15%, 1/15/2013	750	784	—	—	750	784
		$ 784		$ 4,536		5,320
Textile - Home Furnishings - 0.81%
Mohawk Industries Inc
7.20%, 4/15/2012	—	—	4,750	4,845	4,750	4,845

Tobacco - 0.07%
Reynolds American Inc
6.50%, 7/15/2010	400	411	—	—	400	411

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
BONDS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Transport - Rail - 0.06%
CSX Corp
4.88%, 11/1/2009	$ 335	$ 335	$ —	$ —	$ 335	$ 335

Transport - Services - 0.77%
United Parcel Service Inc
4.50%, 1/15/2013	—	—	4,250	4,555	4,250	4,555

Water - 0.76%
Veolia Environnement
5.25%, 6/3/2013	—	—	4,250	4,524	4,250	4,524

TOTAL BONDS		$ 92,104		$ 408,738		$ 500,842

U.S. GOVERNMENT &	Short-Term Bond		Short-Term Income		Combined Portfolio
GOVERNMENT AGENCY	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
OBLIGATIONS - 8.39%	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Federal Home Loan Mortgage
Corporation (FHLMC) - 0.63%
3.40%, 11/1/2021(b)	$ —	$ —	19	20	$ 19	$ 20
4.05%, 12/1/2034(b)	147	148	—	—	147	148
4.14%, 9/1/2035(b)	298	306	—	—	298	306
4.22%, 6/1/2035(b)	969	1,001	—	—	969	1,001
4.48%, 1/1/2035(b)	236	239	—	—	236	239
4.50%, 11/1/2009	27	27	—	—	27	27
4.50%, 12/1/2009	93	93	—	—	93	93
4.50%, 4/1/2010	64	64	—	—	64	64
4.50%, 9/1/2010	133	136	—	—	133	136
4.50%, 2/1/2011	60	63	—	—	60	63
4.50%, 4/1/2011	75	79	—	—	75	79
4.50%, 7/1/2011	79	82	—	—	79	82
4.50%, 11/1/2011	348	362	—	—	348	362
4.98%, 9/1/2035(b)	324	338	—	—	324	338
6.00%, 4/1/2017	—	—	176	190	176	190
6.00%, 5/1/2017	—	—	317	341	317	341
6.50%, 4/1/2015	4	4	—	—	4	4
6.50%, 12/1/2015	15	16	—	—	15	16
7.00%, 12/1/2022	151	166	—	—	151	166
7.50%, 12/1/2029	3	4	—	—	3	4
9.50%, 8/1/2016	—	—	8	9	8	9
		$ 3,128		$ 560		$ 3,688
Federal National Mortgage Association
(FNMA) - 0.85%
2.72%, 9/1/2034(b)	308	314	—	—	308	314
3.05%, 11/1/2022(b)	—	—	3	3	3	3
3.35%, 7/1/2034(b)	352	362	—	—	352	362
3.35%, 2/1/2037(b)	402	412	—	—	402	412
3.47%, 8/1/2034(b)	220	226	—	—	220	226
3.83%, 7/1/2034(b)	149	154	—	—	149	154
3.88%, 2/1/2035(b)	60	62	—	—	60	62
3.93%, 10/1/2035(b)	1,127	1,154	—	—	1,127	1,154
4.00%, 5/1/2010	200	201	—	—	200	201
4.00%, 6/1/2010	103	104	—	—	103	104
4.00%, 7/1/2010	78	79	—	—	78	79
4.00%, 8/1/2010	80	80	—	—	80	80
4.28%, 1/1/2035(b)	83	84	—	—	83	84
4.40%, 11/1/2032(b)	—	—	121	122	121	122
4.50%, 12/1/2009	5	5	—	—	5	5
4.50%, 3/1/2010	59	60	—	—	59	60
4.50%, 5/1/2010	34	34	—	—	34	34
4.50%, 8/1/2011	197	205	—	—	197	205
4.50%, 1/1/2035(b)	365	377	—	—	365	377
4.53%, 11/1/2035(b)	—	—	25	25	25	25
4.60%, 4/1/2035(b)	510	521	—	—	510	521
4.73%, 12/1/2032(b)	162	167	—	—	162	167
5.02%, 1/1/2019(b)	—	—	7	7	7	7
5.61%, 4/1/2019(b)	—	—	8	8	8	8
6.00%, 7/1/2028	73	79	—	—	73	79
6.50%, 1/1/2012	—	—	47	49	47	49
6.50%, 1/1/2014	—	—	74	80	74	80
7.50%, 10/1/2029	15	17	—	—	15	17
8.00%, 5/1/2027	5	6	—	—	5	6
8.50%, 11/1/2017	—	—	15	17	15	17
8.50%, 5/1/2022	32	36	—	—	32	36
10.00%, 5/1/2022	—	—	10	11	10	11
		$ 4,739		$ 322		$ 5,061
Government National Mortgage
Association (GNMA) - 0.02%
8.00%, 3/15/2012	—	—	2	3	2	3
9.00%, 4/20/2025	—	—	3	3	3	3
10.00%, 1/15/2019	—	—	56	64	56	64
10.00%, 2/15/2019	—	—	1	1	1	1

U.S. GOVERNMENT &	Short-Term Bond		Short-Term Income		Combined Portfolio
GOVERNMENT AGENCY	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
OBLIGATIONS (continued)	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Government National Mortgage
Association (GNMA) (continued)
11.00%, 10/15/2015	$ —	$ —	$ 18	$ 21	$ 18	$ 21
11.00%, 11/15/2015	—	—	36	40	36	40
11.00%, 11/15/2015	—	—	3	3	3	3
		$ —		$ 135		$ 135
U.S. Treasury - 6.89%
1.13%, 6/30/2011	2,000	2,015	—	—	2,000	2,015
1.38%, 3/15/2012	—	—	5,000	5,030	5,000	5,030
1.38%, 4/15/2012	6,000	6,030	—	—	6,000	6,030
1.38%, 5/15/2012	—	—	10,000	10,044	10,000	10,044
1.75%, 1/31/2014	—	—	6,000	5,935	6,000	5,935
2.25%, 5/31/2014	8,000	8,034	—	—	8,000	8,034
3.13%, 11/30/2009(f)	—	—	1,000	1,002	1,000	1,002
4.50%, 4/30/2012	2,700	2,921	—	—	2,700	2,921
		$ 19,000		$ 22,011		$ 41,011
TOTAL U.S. GOVERNMENT &
GOVERNMENT AGENCY
OBLIGATIONS		$ 26,867		$ 23,028		$ 49,895

	Short-Term Bond		Short-Term Income		Combined Portfolio
	Fund Principal	Short-Term Bond	Fund Principal	Short-Term Income	Principal Amount	Combined Portfolio
REPURCHASE AGREEMENTS - 7.16%	Amount (000's)	Fund Value (000's)	Amount (000's)	Fund Value (000's)	(000's)	Value (000's)
Diversified Banking Institutions - 7.16%
Investment in Joint Trading Account; Bank $	3,832	$ 3,832	6,814	6,814	$ 10,646	10,646
of America Repurchase Agreement;
0.06% dated 10/30/09 maturing
11/02/09 (collateralized by Sovereign
Agency Issues; $10,860,000; 0.00% -
5.75%; dated 11/02/09 - 07/15/32)
Investment in Joint Trading Account; Credit	3,833	3,833	6,814	6,814	10,647	10,647
Suisse Repurchase Agreement; 0.06%
dated 10/30/09 maturing 11/02/09
(collateralized by US Treasury Notes;
$10,860,000; 1.38% - 2.00%; dated
02/28/10 - 09/15/12)
Investment in Joint Trading Account;	3,832	3,832	6,815	6,815	10,647	10,647
Deutsche Bank Repurchase
Agreement; 0.06% dated 10/30/09
maturing 11/02/09 (collateralized by
Sovereign Agency Issues;
$10,860,000; 1.88% - 3.75%; dated
12/06/10 - 08/24/12)
Investment in Joint Trading Account;	3,832	3,832	6,815	6,815	10,647	10,647
Morgan Stanley Repurchase
Agreement; 0.06% dated 10/30/09
maturing 11/02/09 (collateralized by
Sovereign Agency Issues;
$10,860,000; 0.88% - 4.75%; dated
12/10/10 - 07/01/19)
		$ 15,329		$ 27,258		42,587
TOTAL REPURCHASE AGREEMENTS		$ 15,329		$ 27,258		$ 42,587
Total Investments		$ 134,300		$ 459,024		$ 593,324
Other Assets in Excess of Liabilities, Net -
0.25%		(8,637)		10,131		$ 1,494
TOTAL NET ASSETS - 100.00%		$ 125,663		$ 469,155		$ 594,818

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $8,010 and $47,332, respectively, or 9.30% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2009
(c)	Security is Illiquid
(d)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $73 and $0, respectively, or 0.01% of net assets.
(e)	Non-Income Producing Security
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $0 and $374, respectively, or 0.06% of net assets.
*	Security or a portion of the security will be disposed of in order to meet the investment strategies and/or restrictions of the Acquiring Fund.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund as of the period end were as follows:
	Short-Term Bond	Short-Term Income
	Fund	Fund	Combined Portfolio
Unrealized Appreciation	$ 1,945	$ 12,231	$ 14,176
Unrealized Depreciation	(17,478)	(6,942)	(24,420)
Net Unrealized Appreciation (Depreciation)	$ (15,533)	$ 5,289	$ (10,244)
Cost for federal income tax purposes	$ 149,833	$ 453,735	$ 603,568
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
	Short-Term Bond	Short-Term Income
Sector/Country	Fund	Fund	Combined Portfolio
Financial	30.04%	35.00%	33.96%
Mortgage Securities	26.62%	16.90%	18.95%
Government	29.78%	12.42%	16.09%
Asset Backed Securities	9.20%	1.92%	3.46%
Consumer, Non-cyclical	2.23%	8.82%	7.43%
Energy	2.62%	3.07%	2.97%
Basic Materials	0.34%	5.21%	4.18%
Utilities	1.10%	4.28%	3.61%
Communications	1.97%	3.20%	2.93%
Industrial	1.82%	3.19%	2.91%
Consumer, Cyclical	0.74%	1.92%	1.67%
Technology	0.41%	1.91%	1.59%
Other Assets in Excess of Liabilities, Net	(6.87)%	2.16%	0.25%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

	Other Assets Summary (unaudited)
		Short-Term Bond	Short-Term Income
Asset Type		Fund	Fund	Combined Portfolio
Futures		0.00%	8.81%	6.95%

Short-Term Income Fund Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
US 5 Year Note; December 2009	Short	355	$41,022	$ 41,341	$ (319)
					$ (319)
All dollar amounts are shown in thousands (000's)

Pro Forma Notes to Financial Statements
October 31, 2009
(unaudited)

1. Description of the Funds
Short-Term Bond Fund and Short-Term Income Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination
On March 8, 2010, the Board of Directors of Principal Funds, Inc., Short-Term Bond Fund approved an Agreement and Plan of
Reorganization (the “Reorganization”) whereby, Short-Term Income Fund will acquire all the assets of Short-Term Bond Fund subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of Short-Term Income Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at October 31, 2009. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of Short-Term Bond Fund and Short-Term Income
Fund at October 31, 2009. The unaudited pro forma statements of operations reflect the results of operations of Short-Term Bond
Fund and Short-Term Income Fund for the twelve months ended October 31, 2009. The statements have been derived from the Funds’
respective books and records utilized in calculating daily net asset value at the dates indicated above for Short-Term Bond Fund and
Short-Term Income Fund under U.S. generally accepted Funding principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Short-Term Income Fund for pre-combination periods will not be restated.
Principal Management Corporation will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $54,327. Short-Term Bond Fund will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Short-Term Income Fund and reinvesting the proceeds in securities that would be compatible. The estimated loss, including trading costs, would be $16,395,000 on a U.S. GAAP basis. The estimated per share capital loss would be $1.14.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Funding Policies
The preparation of financial statements in conformity with U.S. generally accepted Funding principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation
Short-Term Bond Fund and Short-Term Income Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s net asset value are ordinarily not reflected in the Fund’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the
Fund’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example weekends and other customary national U.S. holidays, each Fund’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Pro Forma Notes to Financial Statements
October 31, 2009
(unaudited)

4. Security Valuation (Continued)
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

In September 2006, the Financial Funding Standards Board (FASB) issued Statement of Financial Funding Standards No. 157, “Fair
Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Effective November 1,
2008, the Funds adopted the provisions of FAS 157.

In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. FAS 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

-- Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

-- Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

-- Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.)
Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Pro Forma Notes to Financial Statements
October 31, 2009
(unaudited)

4. Security Valuation (Continued)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Funds’ securities carried at value (amounts shown in thousands):

		Level 2 - Other
		Significant
	Level 1 -	Observable	Level 3 - Significant	Totals
Fund	Quoted Prices	Inputs	Unobservable Inputs	(Level 1,2,3)

Short-Term Bond Fund
Bonds	$ —	$ 88,769	$ 3,335	$ 92,104
Repurchase Agreements	—	15,329	—	15,329
U.S. Government & Government Agency Obligations	—	26,867	—	26,867
Total investments in securities	$ —	$ 130,965	$ 3,335	$ 134,300

Short-Term Income Fund
Bonds	$ —	$ 408,652	$ 86	$ 408,738
Repurchase Agreements	—	27,258	—	27,258
U.S. Government & Government Agency Obligations	—	23,028	—	23,028
Total investments in securities	$ —	$ 458,938	$ 86	$ 459,024
Futures(a)	$ (319)	$ —	$ —	$ (319)

(a) Futures, foreign currency contracts, written options and swap agreements are valued at the unrealized appreciation/(depreciation) of the instrument.
The changes in investments measured at fair value for which the Funds’ have used level 3 inputs to determine fair value are as follows
(amounts shown in thousands):

	Value	Accrued		Change in	Net	Transfers In	Value
	October 31,	Discounts/	Realized	Unrealized	Purchases/	and/or Out of	October 31,
Fund	2008	Premiums	Gain/(Loss)	Gain/(Loss)	Sales	Level 3	2009
Short-Term Bond Fund
Bonds	$ 400	$ —	$ —	$ (90)	$ (539)	$ 3,564	$ 3,335
Total	$ 400	$ —	$ —	$ (90)	$ (539)	$ 3,564	$ 3,335
Short-Term Income Fund
Bonds	$ —	$ —	$ —	$ 1	$ —	$ 85	$ 86
Total	$ —	$ —	$ —	$ 1	$ —	$ 85	$ 86

5. Futures Contracts
The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

6. Repurchase Agreements
The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Pro Forma Notes to Financial Statements
October 31, 2009
(unaudited)

7. Capital Shares
The pro forma net asset value per share assumes issuance of shares of Short-Term Income Fund that would have been issued at
October 31, 2009, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of
Short-Term Bond Fund, as of October 31, 2009, divided by the net asset value per share of the Short-Term Income Fund as of October
31, 2009. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

8. Pro Forma Adjustments
The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on October
31, 2009. The expenses of the Short-Term Bond Fund were adjusted assuming the fee structure of the Short-Term Income Fund was in effect for the twelve months ended October 31, 2009.

9. Distributions
No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company”
under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.	Was committed in bad faith; or

2.	Was the result of active and deliberate dishonesty; or

(ii)	The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)	In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant.
Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the
Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under
Maryland law and the Investment Company Act of 1940. Reference is made to Article VI,
Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and
Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the
Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the
Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the
Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and
Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities
(other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Unless otherwise stated, all filing references are to File No. 33-59474

(1)	a.	Articles of Amendment and Restatement dated 6/14/02 -- Filed as Ex-99.A.1.C on
12/30/02 (Accession No. 0001126871-02-000036)
	b.	Articles of Amendment dated 5/23/05 -- Filed as Ex-99.A on 09/08/05 (Accession No.
0000898786-05-000254)
	c.	Articles of Amendment dated 9/30/05 -- Filed as Ex-99.A on 11/22/05 (Accession No.
0000870786-05-000263)
	d.	Articles of Amendment dated 7/7/06 (Incorporated by reference from exhibit #1(2)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06 Accession
No. 0000009713-06-000062)
	e.	Articles of Amendment -- Filed as Ex-99.B1 on 09/12/97 (Accession No.
0000898745-97-000023)
	f.	Articles of Amendment dated 06/04/08 -- Filed as Ex-99.A on 07/17/08 (Accession
No. 0000009713-08-000060)
	g.	Articles of Amendment dated 06/30/09 – Filed as Ex-99.A(1)h on 10/07/09
(Accession No. 0000898745-09-000489)
	h.	Articles Supplementary dated 9/25/02 -- Filed as Ex-99.A.4.D on 12/30/02
(Accession No. 0001126871-02-000036)
	i.	Articles Supplementary dated 2/5/03 – Filed as Ex-99.A on 02/25/03 (Accession No.
0000870786-03-000031)
	j.	Articles Supplementary dated 4/30/03 -- Filed as Ex-99.A4F on 09/11/03 (Accession
No. 0000870786-03-000169)
	k.	Articles Supplementary dated 6/10/03 -- Filed as Ex-99.A4G on 09/11/03 (Accession
No. 0000870786-03-000169)
	l.	Articles Supplementary dated 9/9/03 -- Filed as Ex-99.A4H on 09/11/03 (Accession
No. 0000870786-03-000169)
	m.	Articles Supplementary dated 11/6/03 – Filed as Ex-99.A on 12/15/03 (Accession
No. 0000870786-03-000202)
	n.	Articles Supplementary dated 1/29/04-- Filed as Ex-99.A on 02/26/04 (Accession No.
0001127048-04-000033)
	o.	Articles Supplementary dated 3/8/04-- Filed as Ex-99.A on 07/27/04 (Accession No.
0000870786-04-000163)
	p.	Articles Supplementary dated 6/14/04 – Filed as Ex-99.A on 09/27/2004 (Accession
No. 0000870786-04-000207)

	q.		Articles Supplementary dated 9/13/04 – Filed as Ex-99.A on 12/13/04 (Accession
No. 0000870786-04-000242)
	r.		Articles Supplementary dated 10/1/04 – Filed as Ex-99.A on 12/13/04 (Accession
No. 0000870786-04-000242)
	s.		Articles Supplementary dated 12/13/04 -- Filed as Ex-99.A on 02/28/05 (Accession
No. 0000870786-05-000065)
	t.		Articles Supplementary dated 2/4/05 – Filed as Ex-99.A on 05/16/05 (Accession No.
0000870786-05-000194)
	u.		Articles Supplementary dated 2/24/05 – Filed as Ex-99.A on 05/16/05 (Accession
No. 0000870786-05-000194)
	v.		Articles Supplementary dated 5/6/05 – Filed as Ex-99.A on 09/08/05 (Accession
No. 0000870786-05-000254)
	w.		Articles Supplementary dated 12/20/05 (filed 2/28/06)
	x.		Articles Supplementary dated 9/20/06 (Incorporated by reference from exhibit #1(4)t to registration statement No. 333-137477 filed on Form N-14 on 9/20/06 Accession
No. 0000009713-06-000062)
	y.		Articles Supplementary dated 1/12/07 -- Filed as Ex-99.A on 01/16/07 (Accession
No. 0000898745-07-000011)
	z.		Articles Supplementary dated 1/22/07 -- Filed as Ex-99.A on 07/18/07 (Accession
No. 0000898745-07-000086)
	aa.		Articles Supplementary dated 7/24/07 -- Filed as Ex-99.A on 09/28/07 (Accession
No. 0000898745-07-000152)
	bb.		Articles Supplementary dated 09/13/07 -- Filed as Ex-99.A on 12/14/07 (Accession
No. 0000898745-07-000184)
	cc.		Articles Supplementary dated 1/3/08 -- Filed as Ex-99.A.4.Y on 02/20/08 (Accession
No. 0000950137-08-002501
	dd.		Articles Supplementary dated 3/13/08 -- Filed as Ex-99.A4Z on 05/01/08 (Accession
No. 0000950137-08-006512)
	ee.		Articles Supplementary dated 06/23/08 -- Filed as Ex-99.A on 07/17/08 (Accession
No. 0000009713-08-000060)
	ff.		Articles Supplementary dated 09/10/08 Initial Capital Agreement dtd 5/1/08 -- Filed as Ex-99.A.4 on 12/12/08 (Accession No. 0000898745-08-000166)
	gg.		Articles Supplementary dated 10/31/08 – Filed as Ex-99.A.4 on 12/12/08 (Accession
No. 0000898745-08-000166)
	hh.		Articles Supplementary dated 01/13/09 – Filed as Ex-99.A(4)dd on 10/07/09
(Accession No. 0000898745-09-000489)
	ii.		Articles Supplementary dated 03/10/09 – Filed as Ex-99.A(4)ee on 10/07/09
(Accession No. 0000898745-09-000489)
	jj.		Articles Supplementary dated 05/01/09 – Filed as Ex-99.A(4)ff on 10/07/09
(Accession No. 0000898745-09-000489)
	kk.		Articles Supplementary dated 06/19/09 – Filed as Ex-99.A(4)gg on 10/07/09
(Accession No. 0000898745-09-000489)

(2)	By-laws – Filed as Ex-99(b) on 12/30/09 (Accession No. 0000898745-09-000572)

(3)	N/A

(4) Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

(5)	Included in Exhibits 1 and 2 hereto.

(6)	(1)	a.	Amended & Restated Management Agreement dated 01/28/2010 – filed as
Ex-99.d(1)v on 03/15/10 (Accession No. 0000898745-10-000157

	(2)	a.	Edge Asset Management Sub-Advisory Agreement dated 1/12/07 – Filed as
Ex-99.D on 01/16/07 (Accession No. 0000898745-07-000011)

	(3)	a.	Amended & Restated Sub-Adv Agreement with PGI dtd December 31, 2009
– filed as Ex-99.d(24)n on 03/15/10 (Accession No. 0000898745-10-000157)

(7)	(1)	a.	Distribution Agreement (Class A, Class B, Class C, Class J, Preferred Class,
Advisors Preferred Class, Select Class, Advisors Select Class, Advisors
Signature Class, Institutional Class and Class S Shares dated 5/1/08 – Filed as Ex-99.E on 07/29/09 (Accession No. 0000898745-09-000354)

	(2)	a.	Selling Agreement--Advantage Classes -- Filed as Ex-99.E2A on 09/11/03
(Accession No. 0000870786-03-000169)
		b.	Selling Agreement--J Shares -- Filed as Ex-99.E2B on 09/11/03 (Accession
No. 0000870786-03-000169)
		c.	Selling Agreement--Class A and Class B Shares – Filed as Ex-99.E on
09/08/05 (Accession No.
(8)	N/A

(9)	(1)	a.	Domestic Portfolio Custodian Agreement with Bank of New York -- Filed as
Ex-99.B8.A on 04/12/1996 (Accession No. 0000898745-96-000012)
		b.	Domestic Funds Custodian Agreement with Bank of New York -- Filed as
Ex-99.G1.B on 12/05/00 (Accession No. 0000898745-00-000021)
		c.	Domestic and Global Custodian Agreement with Bank of New York -- Filed as Ex-99.G on 11/22/05 (Accession No. 0000870786-05-000263)

(10)	Rule 12b-1 Plan

	(1)	Class A Plan -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-
000065)
		a.	Amended & Restated dtd 10/01/07 -- Filed as Ex-99.M on 12/14/07
(Accession No. 0000898745-07-000184)

	(2)	Class B Plan -- Filed as Ex-99.M on 02/28/05 (Accession No. 0000870786-05-
000065)
		a.	Amended & Restated dtd 3/13/07 -- Filed as Ex-99.M on 12/14/07
(Accession No. 0000898745-07-000184)

	(3)	Class C Plan
		a.	Amended & Restated dtd 10/01/07 -- Filed as Ex-99.M on 12/14/07
(Accession No. 0000898745-07-000184)

	(4)	Class J Plan
		a.	Amended & Restated dtd 3/11/08 -- Filed as Ex-99.M4H on 05/01/08
(Accession No. 0000950137-08-006512)

	(5)	R-1 f/k/a Advisors Signature Plan – Filed as Ex-99.M on 12/13/04 (Accession No.
0000870786-04-000242)
		a.	Amended & Restated Distribution Plan and Agreement Class R-1 dtd
09/16/09 – Filed as Ex-99.M(5)h on 10/07/09 (Accession No. 0000898745-
09-000489)

	(6)	R-2 f/k/a Advisors Select Plan -- Filed as Ex-99.M2 on 09/22/00 (Accession No.
0000898745-00-500024)
		a.	Amended & Restated Distribution Plan and Agreement Class R-2 dtd
09/16/09 – Filed as Ex-99.M(6)k on 10/07/09 (Accession No. 0000898745-
09-000489)

	(7)	R-3 f/k/a Advisors Preferred Plan -- Filed as Ex-99.M1 on 09/22/00 (Accession No.
0000898745-00-500024)

		a.	Amended & Restated Distribution Plan and Agreement Class R-3 dtd
09/16/09 – Filed as Ex-99.M(7)i on 10/07/09 (Accession No. 0000898745-
09-000489)

	(8)	R-4 f/k/a Select Plan -- Filed as Ex-99.E.1.D on 12/30/02 (Accession No.
0001126871-02-000036)
		a.	Amended & Restated Distribution Plan and Agreement Class R-4 dtd
09/16/09 – Filed as Ex-99.M(8)k on 10/07/09 (Accession No. 0000898745-
09-000489)

(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *

(12)	Opinion and Consent of ___________________________________ on tax matters **

(13)	N/A
(14)	Consent of Independent Registered Public Accountants
	(a)	Consent of Ernst & Young LLP *

(15)	N/A

(16)	(a)	Powers of Attorney *

(17)	(a)	Prospectuses dated 03/01/10, as supplemented
		(1)	The Prospectus for Class A, B, and C shares, dated March 1, 2009, included in Post-Effective Amendment No. 77 to the registration statement on Form N-1A (File No. 33-59474) filed on February 26, 2010;

		(2)	The Prospectus for Institutional Class shares, dated March 1, 2009, included in Post-Effective Amendment No. 78 to the registration statement on Form
N-1A (File No. 33-59474) filed on February 26, 2010;

		(3)	The Prospectus for R-1, R-2, R-3, R-4, and R-5 Class shares, dated
March 1, 2009, included in Post-Effective Amendment No. 79 to the registration statement on Form N-1A (File No. 33-59474) filed on February
26, 2010;

		(3)	The Prospectus for Class J shares, dated March 1, 2010, included in Post-
Effective Amendment No. 80 to the registration statement on Form N-1A
(File No. 33-59474) filed on February 26, 2010;

		(4)	Supplements to the Class A, B, and C shares Prospectus dated and filed
March 1, 2010, and March 17, 2010;

		(5)	Supplements to the Institutional Class shares Prospectus dated and filed
March 1, 2010, and March 17, 2010;

		(6)	Supplements to the R-1, R-2, R-3, R-4, and R-5 Class shares Prospectus dated and filed March 1, 2010, and March 17, 2010;

		(4)	Supplements to the Class J shares Prospectus dated and filed March 1,
2010, and March 17, 2010;

	(b)	Statement of Additional Information dated March 1, 2010, included in Post-Effective
Amendment No. 76 to the registration statement on Form N-1A (File No. 33-59474)
filed on February 26, 2010; and supplement thereto dated and filed on March 17,
2010.

(c) Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2009
(filed on Form N-CSR on December 30, 2009)

* Filed herein.
** To be filed by amendment.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the
Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the
Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this
Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has
duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des
Moines and State of Iowa, on the 6th of April, 2010.

Principal Funds, Inc.
(Registrant)

/s/ N. M. Everett
N. M. Everett
President, Chief Executive Officer and Director

Attest:

/s/ Beth C. Wilson
Beth C. Wilson
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	Chairman of the Board	April 6, 2010
R. C. Eucher

/s/ L. A. Rasmussen
	Vice President,	April 6, 2010
L. A. Rasmussen	Controller and Chief
Financial Officer
(Principal Financial
Officer and Controller)

/s/ N. M. Everett
	President, Chief Executive	April 6, 2010
N. M. Everett	Officer and Director
(Principal Executive Officer)

/s/ M. J. Beer
	Executive Vice President	April 6, 2010
M. J. Beer

(E. Ballantine)*
	Director	April 6, 2010
E. Ballantine

(K. Blake)*
	Director	April 6, 2010
K. Blake

(C. Damos)*
	Director	April 6, 2010
C. Damos

(R. W. Gilbert)*
	Director	April 6, 2010
R. W. Gilbert

(M. A. Grimmett)*
	Director	April 6, 2010
M. A. Grimmett

(F. S. Hirsch)*
	Director	April 6, 2010
F. S. Hirsch

(W. C. Kimball)*
	Director	April 6, 2010
W. C. Kimball

(B. A. Lukavsky)*
	Director	April 6, 2010
B. A. Lukavsky

(W. G. Papesh)*
	Director	April 6, 2010
W. G. Papesh

(D. Pavelich)*
	Director	April 6, 2010
D. Pavelich

/s/ M. J. Beer
*By
M. J. Beer
Executive Vice President

Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX
Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)
11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters
12	Opinion and Consent of ____________________________________ - on tax matters**
14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants
16(a)	Powers of Attorney

** to be filed by amendment